As filed with the Securities and Exchange Commission on July 23, 2001
                                         Securities Act File No. 333-__________
                                      Investment Company Act File No.  811-6669
===============================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                               -----------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               -----------------

[_]                       Pre-Effective Amendment No.
[_]                       Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                               -----------------

                  Merrill Lynch Fundamental Growth Fund, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                               -----------------

                                 (609) 282-2800
                        (Area Code and Telephone Number)

                               -----------------

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                               -----------------

                                 Terry K. Glenn
                  Merrill Lynch Fundamental Growth Fund, Inc.
              800 Scudders Mill Road, Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                               -----------------

                                   Copies to:
    Frank P. Bruno, Esq.                    Michael J. Hennewinkel, Esq.
SIDLEY AUSTIN BROWN & WOOD LLP         Merrill Lynch investment Managers, L.P.
   One World Trade Center                      800 Scudders Mill Road
New York, New York 10048-0557                Plainsboro, New Jersey 08536

                               -----------------

     It is proposed that this filing will become effective on August 22, 2001 pursuant to Rule 488.

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
================================================================================


                           MERRILL LYNCH GROWTH FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               -----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               -----------------
                         To Be Held On October 15, 2001

TO THE SHAREHOLDERS OF
       MERRILL LYNCH GROWTH FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of Merrill Lynch Growth Fund ("Growth Fund") will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on October 15, 2001 at 10:00 a.m., Eastern time, for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth") of substantially all of the assets, and the assumption by Fundamental Growth of substantially all of the liabilities, of Growth Fund, in return solely for an equal aggregate value of newly-issued shares of common stock of Fundamental Growth. The Agreement and Plan also provides for distribution of such shares of common stock of Fundamental Growth to shareholders of Growth Fund in liquidation of Growth Fund. A vote in favor of the approval of the Agreement and Plan will constitute a vote in favor of the liquidation and dissolution of Growth Fund under the laws of the Commonwealth of Massachusetts and the termination of Growth Fund's registration under the Investment Company Act of 1940, as amended; and

     (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     Shareholders of Growth Fund are not entitled to appraisal rights in connection with the transaction.

     The Board of Trustees of Growth Fund has fixed the close of business on August 17, 2001 as the record date for the determination of shareholders of Growth Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the shareholders of Growth Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of Growth Fund for any purpose germane to the Meeting during ordinary business hours from and after October 1, 2001 at the offices of Growth Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Shareholders of Growth Fund who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of Growth Fund.

     [If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-___-___-____.]

                                          By Order of the Board of Trustees,


                                          LORI A. MARTIN
                                          Secretary
                                          Merrill Lynch Growth Fund


Plainsboro, New Jersey
Dated:  August __, 2001


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION
                        PRELIMINARY PROXY STATEMENT AND
                         PROSPECTUS DATED JULY 23, 2001

                               PROXY STATEMENT OF
                           MERRILL LYNCH GROWTH FUND
                  FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held On October 15, 2001

                             ---------------------

                                 PROSPECTUS OF
                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                             ---------------------

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Merrill Lynch Growth Fund, a Massachusetts business trust ("Growth Fund"), for use at the Special Meeting of Shareholders of Growth Fund (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Fundamental Growth Fund, Inc., a Maryland corporation ("Fundamental Growth"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Growth Fund, in return solely for an equal aggregate value of newly-issued shares of common stock of Fundamental Growth (the "Reorganization"). Immediately upon the acquisition by Fundamental Growth of the assets of Growth Fund and the assumption by Fundamental Growth of the liabilities of Growth Fund, Growth Fund will distribute the shares of common stock of Fundamental Growth received in the Reorganization to the shareholders of Growth Fund. Thereafter, Growth Fund will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will be terminated in accordance with the laws of the Commonwealth of Massachusetts.

     Holders of shares of beneficial interest of Growth Fund will receive that class of shares of common stock of Fundamental Growth having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of beneficial interest of Growth Fund held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Fundamental Growth to be issued to the shareholders of Growth Fund will equal the aggregate net asset value of the outstanding shares of beneficial interest of Growth Fund as set forth in the Agreement and Plan of Reorganization. Growth Fund and Fundamental Growth sometimes are referred to in this Proxy Statement and Prospectus collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the Reorganization is sometimes referred to in this Proxy Statement and Prospectus as the "Combined Fund."

     This Proxy Statement and Prospectus serves as a prospectus of Fundamental Growth under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Fundamental Growth to Growth Fund pursuant to the terms of the Reorganization.

                                                       (continued on next page)
                             ---------------------

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
           Any representation to the contrary is a criminal offense.
                             ---------------------

       The date of this Proxy Statement and Prospectus is August __, 2001


     Both Growth Fund and Fundamental Growth are open-end management investment companies that seek to provide shareholders with growth of capital. The investment objective of Fundamental Growth is to seek long-term growth of capital. Fundamental Growth tries to achieve its investment objective by investing primarily in a portfolio of common stocks of U.S. companies that Fundamental Growth management believes have shown above-average rates of earnings growth over the long-term. The investment objective of Growth Fund is to seek growth of capital and, secondarily, income. Growth Fund invests primarily in common stock of companies that Growth Fund management believes have the potential to achieve above average growth rates in earnings, revenues, cash flow or earnings before interest, taxes, depreciation and amortization. No assurance can be given that the Combined Fund will achieve its investment objective after the Reorganization.

     This Proxy Statement and Prospectus sets forth concisely the information about Fundamental Growth that shareholders of Growth Fund should know as they consider the Reorganization and should be retained for future reference. Growth Fund authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents. The Board of Trustees of Growth Fund has fixed the close of business on August 17, 2001 as the record date (the "Record Date") for the determination of shareholders of Growth Fund entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each shareholder of Growth Fund on the Record Date will be entitled to one vote for each share of Growth Fund held, with no share having cumulative voting rights. As of the Record Date, Growth Fund had ___________ shares outstanding.

     The current prospectus relating to Fundamental Growth, dated December 11, 2000, as amended and supplemented to date (the "Fundamental Growth Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Fundamental Growth for the fiscal year ended August 31, 2000 and the Semi-Annual Report to Stockholders of Fundamental Growth for the six months ended February 28, 2001 also accompany this Proxy Statement and Prospectus. A statement of additional information relating to Fundamental Growth, dated December 11, 2000, as amended and supplemented to date (the "Fundamental Growth Statement"), a prospectus relating to Growth Fund, dated February 16, 2001
(the "Growth Fund Prospectus"), and a statement of additional information relating to Growth Fund, dated February 16, 2001 (the "Growth Fund
Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Growth Fund or Fundamental Growth at the address above, or by calling 1-800-456-4587, ext. 123. The Growth Fund Prospectus, as amended and supplemented to date, is incorporated herein by reference.


                               TABLE OF CONTENTS

                                                                           Page

INTRODUCTION.................................................................1

SUMMARY......................................................................1
    The Reorganization.......................................................1
    What Shareholders of Growth Fund Will Receive in the
    Reorganization...........................................................2
    Reasons for the Reorganization...........................................2
    Fee Tables...............................................................3

RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................13

COMPARISON OF THE FUNDS.....................................................18
    Financial Highlights....................................................18
    Investment Objectives...................................................26
    Investment Policies.....................................................26
    Other Investment Policies...............................................27
    Information Regarding Options, Futures and Foreign Exchange
    Transactions............................................................29
    Investment Restrictions.................................................29
    Management..............................................................29
    Purchase of Shares......................................................31
    Redemption of Shares....................................................31
    Performance.............................................................31
    Code of Ethics..........................................................32
    Shareholder Rights......................................................32
    Dividends...............................................................33
    Automatic Dividend Reinvestment Plan....................................33
    Tax Information.........................................................33
    Portfolio Transactions..................................................33
    Portfolio Turnover......................................................33
    Additional Information..................................................34

THE REORGANIZATION..........................................................35
    General.................................................................35
    Procedure...............................................................35
    Terms of the Agreement and Plan.........................................36
    Potential Benefits to Shareholders as a Result of the
       Reorganization.......................................................37
    Tax Consequences of the Reorganization..................................38
    Appraisal Rights........................................................39
    Capitalization..........................................................39

INFORMATION CONCERNING THE MEETING..........................................40
    Date, Time and Place of Meeting.........................................40
    Solicitation, Revocation and Use of Proxies.............................40
    Record Date and Outstanding Shares......................................40
    Security Ownership of Certain Beneficial and Registered
       Owners and Management of Growth Fund and Fundamental
       Growth...............................................................40
    Voting Rights and Required Vote.........................................40

ADDITIONAL INFORMATION......................................................41

LEGAL PROCEEDINGS...........................................................41

LEGAL OPINIONS..............................................................42

EXPERTS.....................................................................42

EXHIBIT I - AGREEMENT AND PLAN OF REORGANIZATION...........................I-1

EXHIBIT II - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND REGISTERED
               OWNERS OF SHARES OF FUNDAMENTAL GROWTH AND GROWTH FUND.....II-1


                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Growth Fund for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 15, 2001, at 10:00 a.m., Eastern time. The mailing address for Growth Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is August 31, 2001.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation of such proxy to the Secretary of Growth Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Growth Fund and Fundamental Growth (the "Agreement and Plan").

     Approval of the Agreement and Plan will require the affirmative vote of Growth Fund shareholders representing not less than two-thirds of the total number of votes entitled to be cast thereon. Shareholders of Growth Fund will vote as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Meeting."

     Fundamental Growth is incorporated as a Maryland corporation while Growth Fund is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease of reference and clarity of presentation, shares of beneficial interest of Growth Fund and shares of common stock of Fundamental Growth are each referred to herein as "shares"; holders of shares are referred to herein as "shareholders"; the Trustees of Growth Fund and the Directors of Fundamental Growth are each referred to herein as "Board Members"; the Board of Trustees of Growth Fund and the Board of Directors of Fundamental Growth are each referred to herein as a "Board" and collectively as the "Boards"; the Declaration of Trust of Growth Fund and the Articles of Incorporation of Fundamental Growth, each as amended and supplemented, are each referred to herein as a "Charter"; MLIM, in its capacity as Investment Adviser for Growth Fund and in its capacity as Manager for Fundamental Growth, is referred to herein as the "Investment Adviser"; and the Investment Advisory Agreement for Growth Fund and the Management Agreement for Fundamental Growth, each as amended, are each referred to herein as an "Investment Advisory Agreement."

     The Board of Growth Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     This Proxy Statement and Prospectus serves as a prospectus of Fundamental Growth under the Securities Act in connection with the issuance of shares of Fundamental Growth to Growth Fund pursuant to the terms of the Agreement and Plan.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

     At a meeting of the Board of Growth Fund held on June 20, 2001 and a meeting of the Board of Fundamental Growth held on July 11, 2001, the Boards approved the proposal pursuant to which Fundamental Growth would acquire substantially all of the assets of Growth Fund and assume substantially all of the liabilities of Growth Fund in return for newly issued shares of Fundamental Growth to be distributed to the shareholders of Growth Fund in proportion to such shareholders' interest in Growth Fund in liquidation of Growth Fund.

What Shareholders of Growth Fund Will Receive in the Reorganization

     If the Agreement and Plan is approved and the Reorganization is consummated:

     o Fundamental Growth will acquire the assets and assume the liabilities of Growth Fund;

     o  You will become a shareholder of Fundamental Growth; and

     o You will receive Corresponding Shares that have the same aggregate net asset value as the shares of Growth Fund held by you immediately prior to the Reorganization.

     You should consult your tax advisors regarding the effect of the Reorganization in light of your individual circumstances.

Reasons for the Reorganization

     The Board of Growth Fund has approved the Agreement and Plan and recommends that you vote to approve the Agreement and Plan. The Board of Growth Fund has determined that Growth Fund shareholders are likely to benefit from the Reorganization and believe that the Reorganization is in the best interests of Growth Fund and its shareholders and that the interests of Growth Fund shareholders will not be diluted as a result of the Reorganization.

     In reaching their conclusion, the Board of Growth Fund considered a number of factors, including the following:

     o After the Reorganization, it is expected that Growth Fund shareholders will be invested in a substantially larger open-end fund (for example, as of February 28, 2001, the net assets of Growth Fund were $1.8 billion while the net assets of the Combined Fund would have been approximately $7.7 billion on a pro forma basis);

     o After the Reorganization, it is expected that Growth Fund shareholders will experience a lower operating expense ratio on a pro forma basis;

     o After the Reorganization, it is expected that Growth Fund shareholders will experience improved economies of scale;

     o After the Reorganization, it is expected that Growth Fund shareholders will benefit from greater flexibility in portfolio management;

     o After the Reorganization, Growth Fund shareholders will be invested in a diversified fund;

     o After the Reorganization, it is expected that Fundamental Growth will not sell or otherwise dispose of any of the assets of Growth Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business, because the securities currently held in the portfolio of Growth Fund are consistent with the investment objective and policies of Fundamental Growth and are not prohibited by the investment restrictions of Fundamental Growth; and

     o After the Reorganization, Growth Fund shareholders can still redeem their shares or exchange them into certain other Merrill Lynch mutual funds.

     See "Fee Tables" below and "The Reorganization--Potential Benefits to Shareholders as a Result of the Reorganization."

     If all of the required approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that Growth Fund and Fundamental Growth have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. See "The Reorganization--Tax Consequences of the Reorganization." The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the shareholders of Growth Fund, at any time prior to the Closing Date (as defined below), (i) by mutual consent of the Board of Growth Fund and the Board of Fundamental Growth; (ii) by Growth Fund if any condition to Growth Fund's obligations has not been fulfilled or waived by such Fund; or (iii) by Fundamental Growth if any condition to Fundamental Growth's obligations has not been fulfilled or waived by such Fund.

Fee Tables

     The fee tables set forth below provide information about the fees and expenses attributable to shares of each class of Growth Fund and Fundamental Growth as of February 28, 2001 and, assuming the Reorganization had taken place on February 28, 2001, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

                               Fee Table for Class A and Class B Shareholders of Growth Fund,
                              Fundamental Growth and the Combined Fund* as of February 28, 2001
                                                         (Unaudited)

                                                          Class A Shares                        Class B Shares (b)
                                                ----------------------------------      -----------------------------------
                                                      Actual             Pro Forma            Actual              Pro Forma
                                                ----------------------   ---------      ----------------------    ---------
                                                Growth     Fundamental    Combined      Growth     Fundamental    Combined
                                                 Fund         Growth        Fund*        Fund        Growth         Fund*
                                                 ----         ------        -----        ----        ------         -----
Shareholder Fees (fees paid
   directly from shareholder's
   investment)(a):
   Maximum Sales Charge (Load) Imposed
     on Purchases (as a percentage of
     offering price)......................       5.25%(c)     5.25%(c)       5.25%(c)    None         None          None
   Maximum Deferred Sales Charge
     (Load) (as a percentage of
     original purchase price or
     redemption proceeds, whichever
     is lower)............................      None(d)       None(d)       None(d)     4.00%(c)     4.00%(c)      4.00%(c)
   Maximum Sales Charge (Load)
     Imposed on Dividend
     Reinvestments........................       None          None          None        None         None          None
   Redemption Fee.........................       None          None          None        None         None          None
   Exchange Fee...........................       None          None          None        None         None          None
Annual Fund Operating Expenses
   (expenses that are deducted from
   fund assets):
   Investment Advisory Fee................       0.65%(e)     0.61%(f)       0.60%(g)    0.65%(e)     0.61%(f)       0.60%(g)
   Distribution and/or Service (12b-1)
     Fees(h)..............................       None          None          None        1.00%        1.00%          1.00%
   Other Expenses (including transfer
     agency fees)(i)......................       0.36%        0.14%          0.14%       0.36%        0.15%          0.14%
                                              ----------  --------------  ----------   ---------  -------------  -----------
   Total Annual Fund Operating Expenses          1.01%        0.75%          0.74%       2.01%        1.76%          1.74%
                                              ==========  ==============  ==========   =========  =============  ===========
_______________
Footnotes appear on the next page.


                               Fee Table for Class C and Class D Shareholders of Growth Fund,
                              Fundamental Growth and the Combined Fund* as of February 28, 2001
                                                         (Unaudited)

                                                       Class C Shares                           Class D Shares
                                            ------------------------------------    -----------------------------------
                                                    Actual             Pro Forma            Actual            Pro Forma
                                            ----------------------     ---------    ----------------------    ---------
                                            Growth     Fundamental     Combined     Growth     Fundamental    Combined
                                             Fund         Growth         Fund*       Fund        Growth         Fund*
                                             ----         ------         -----       ----        ------         -----

Shareholder Fees (fees paid
   directly from shareholder's
   investment)(a):
Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price).....................      None          None          None        5.25%(c)     5.25%(c)      5.25%(c)
Maximum Deferred Sales Charge (Load)
   (as a percentage of original
   purchase price or redemption
   proceeds, whichever is lower).......      1.00%(c)     1.00%(c)       1.00%(c)   None(d)      None(d)       None(d)
Maximum Sales Charge (Load)
   Imposed on Dividend
   Reinvestments.......................      None          None          None        None         None          None
Redemption Fee.........................      None          None          None        None         None          None
Exchange Fee...........................      None          None          None        None         None          None
Annual Fund Operating Expenses
  (expenses that are deducted
   from fund assets):
Investment Advisory Fee................      0.65%(e)     0.61%(f)       0.60%(g)    0.65%(e)     0.61%(f)      0.60%(g)
Distribution and/or Service (12b-1)
   Fees(h).............................      1.00%        1.00%          1.00%       0.25%        0.25%         0.25%
Other Expenses (including transfer
   agency fees)(i).....................      0.36%        0.16%          0.14%       0.36%        0.13%         0.14%
                                          ----------  --------------  -----------  ---------  -------------  -----------
Total Annual Fund Operating Expenses...      2.01%        1.77%          1.74%       1.26%        0.99%         0.99%
                                          ==========  ==============  ===========  =========  =============  ===========
---------------
*     The expenses for the Combined Fund represent the estimated annualized expenses assuming Fundamental Growth had acquired the assets and assumed the liabilities of Growth Fund as of February 28, 2001.
(a)   In addition, Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)   Class B shares convert to Class D shares automatically approximately eight years after initial purchase and will no longer be subject to distribution fees.
(c)   Some investors may qualify for reductions in the sales charge (load).
(d)   A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.
(e)   Growth Fund pays MLIM a monthly investment advisory fee at the annual rate of 0.65% of the average daily net assets of Growth Fund. MLIM has voluntarily agreed to reduce its fee as Fund assets grow. The reduced investment advisory fee is equal to 0.65% of the average daily net assets of Growth Fund not exceeding $1.0 billion; 0.625% of the average daily net assets of Growth Fund from $1.0 billion to $1.5 billion; 0.60% of the average daily net assets of Growth Fund from $1.5 billion to $10 billion; and 0.575% of the average daily net assets of Growth Fund in excess of $10 billion. For the fiscal year ended October 31, 2000, MLIM received a monthly investment advisory fee equal to 0.62% of the average daily net assets of Growth Fund. For the six month period ended February 28, 2001, MLIM received a monthly investment advisory fee equal to 0.63% of the average daily net assets of Growth Fund. The Investment Advisory Fee and Total Annual Fund Operating Expenses
      in the table above have been restated for Growth Fund to assume the absence of such voluntary waiver because
      MLIM may reduce or discontinue such voluntary waiver of investment advisory fees at any time without notice.
      After taking such waiver into account, Growth Fund's Total Annual Fund Operating Expenses as of February 28,
      2001 are 0.99%, 1.99%, 1.99% and 1.24% for Classes A, B, C and D, respectively.
      (Footnotes continued on next page)

(footnotes continued from preceding page)
(f)   Fundamental Growth has agreed to pay MLIM a monthly investment advisory fee at the annual rate of 0.65% of the average daily net assets of Fundamental Growth not exceeding $1.0 billion; 0.625% of the average daily net assets of Fundamental Growth from $1.0 billion to $1.5 billion; 0.60% of the average daily net assets of
      Fundamental Growth from $1.5 billion to $5 billion; 0.575% of the average daily net assets of Fundamental
      Growth from $5 billion to $7.5 billion; and 0.55% of the average daily net assets of Fundamental Growth in excess of $7.5 billion. For the fiscal year ended August 31, 2000, MLIM received a monthly investment advisory fee equal to 0.61% of the average daily net assets of Fundamental Growth. [For the six month period ended
      February 28, 2001, MLIM received a monthly investment advisory fee equal to 0.61% of the average daily net assets of Fundamental Growth.]

(g)   After the Reorganization, the investment advisory fee paid by the Combined Fund will be at Fundamental
      Growth's contractual rate. Assuming the Reorganization had taken place on February 28, 2001, the Combined Fund would have paid, on a pro forma basis, a monthly investment advisory fee at the annual rate of 0.60% of the average daily net assets of the Combined Fund.

(h)   The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the
      Prospectuses of the Funds and all other Fund materials. If a shareholder holds Class B or Class C shares over time, it may cost that shareholder more in distribution (12b-1) fees than the maximum sales charge that such shareholder would have paid if he or she had bought one of the other classes.

(i)   Each Fund pays Financial Data Services, Inc. (the "Transfer Agent") $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer
      Agent's out-of-pocket expenses. Each Fund pays a 0.10% fee for certain accounts that participate in the
      Merrill Lynch Mutual Fund Advisor program. Each Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended August 31, 2000,
      Fundamental Growth paid the Transfer Agent fees totaling $6,266,647. For the fiscal year ended October 31,
      2000, Growth Fund paid the Transfer Agent fees totaling $6,983,015.


Examples:

     These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                                               1 Year              3 Years          5 Years            10 Years
----------------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $623                 $830           $1,054               $1,696
       Fundamental Growth..............         $598                 $752             $920               $1,406
       Combined Fund+..................         $597                 $749             $915               $1,395
----------------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $604                 $931           $1,283               $2,144*
       Fundamental Growth..............         $579                 $854           $1,154               $1,875*
       Combined Fund+..................         $577                 $848           $1,144               $1,853*
----------------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $304                 $631           $1,083               $2,338
       Fundamental Growth..............         $280                 $557             $959               $2,084
       Combined Fund+..................         $277                 $548             $944               $2,052
----------------------------------------------------------------------------------------------------------------------
Class D
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $647                 $904           $1,180               $1,968
       Fundamental Growth..............         $621                 $824           $1,043               $1,674
       Combined Fund+..................         $621                 $824           $1,043               $1,674
---------------
+  Assumes the Reorganization had taken place on February 28, 2001.
*  Assumes the conversion of Class B shares to Class D
   shares approximately eight years after initial purchase.


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------
                                               1 Year             3 Years            5 Years            10 Years
----------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $623                 $830           $1,054               $1,696
       Fundamental Growth..............         $598                 $752             $920               $1,406
       Combined Fund+..................         $597                 $749             $915               $1,395
----------------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $204                 $631           $1,083               $2,144*
       Fundamental Growth..............         $179                 $554             $954               $1,875*
       Combined Fund+..................         $177                 $548             $944               $1,853*
---------------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $204                 $631           $1,083               $2,338
       Fundamental Growth..............         $180                 $557             $959               $2,084
       Combined Fund+..................         $177                 $548             $944               $2,052
----------------------------------------------------------------------------------------------------------------------
Class D
----------------------------------------------------------------------------------------------------------------------
       Growth Fund.....................         $647                 $904           $1,180               $1,968
       Fundamental Growth..............         $621                 $824           $1,043               $1,674
       Combined Fund+..................         $621                 $824           $1,043               $1,674
---------------
+ Assumes the Reorganization had taken place on February 28, 2001.
* Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.


     The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Growth Fund or Fundamental Growth shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The Reorganization--Potential Benefits to Shareholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

Growth Fund...............   Growth Fund was organized under the laws of the
                             Commonwealth of Massachusetts on December 11, 1986 under the name Merrill Lynch Retirement Equity
                             Fund. On March 1, 1991, the name of Growth Fund was changed to Merrill Lynch Growth Fund for Investment and Retirement. On June 27, 1996, the name was changed to Merrill Lynch Growth Fund.
                             Growth Fund is a non-diversified, open-end management investment company.

                             As of May 31, 2001, Growth Fund had aggregate net assets of approximately $1.7 billion.

Fundamental Growth........   Fundamental Growth was incorporated under the laws
                             of the State of Maryland on April 30, 1992.
                             Fundamental Growth is a diversified, open-end management investment company.

                             As of May 31, 2001, Fundamental Growth had aggregate net assets of approximately $5.9 billion.

Comparison of the Funds...   Investment Objective and Policies. The Funds have
                             similar, though not identical, investment objectives. The investment objective of
                             Fundamental Growth is to seek long-term growth of capital. The investment objective of Growth Fund is to seek growth of capital and, secondarily, income.

                             Fundamental Growth tries to achieve its investment objective by investing in a diversified portfolio consisting primarily of common stocks. Fundamental Growth will generally invest at least 65% of its total assets in the following equity securities: common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. In selecting securities, Fundamental Growth management emphasizes common stocks of companies that have above-average rates of earnings growth. Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include: above average growth rate in sales, improvement in its profit margin, providing proprietary or niche products or services, leading market share, and strong industry growth.

                             Fundamental Growth may invest in companies of any size but emphasizes common stocks of companies having a medium to large stock market capitalization ($500 million or more). Fundamental Growth may also invest up to 10% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign companies. Fundamental Growth's restriction limiting investments in foreign securities to 10% of its total assets does not include ADRs. Fundamental Growth may use derivatives to hedge its portfolio against market and currency risks and may also lend its portfolio securities.

                             Fundamental Growth will normally invest a portion of its assets in short-term debt securities, such as commercial paper. Fundamental Growth may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or government and money market securities when Fundamental Growth management is unable to find enough attractive equity investments and to reduce exposure to equities when Fundamental Growth management believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Fundamental Growth will generally invest in investment grade debt securities.

                             Growth Fund tries to achieve its investment objective by investing primarily in equity securities. Growth Fund will generally invest at least 65% of its total assets in equity securities. Equity securities consist of: common stock, preferred stock, securities convertible into common stock, derivatives the value of which is based on a common stock or group of common stocks. In selecting securities, Growth Fund management emphasizes stocks of companies that it believes have the potential to achieve above average growth rates in earnings, revenues, cash flow or earnings before interest, taxes, depreciation and amortization ("EBITDA"). A company may achieve growth from: introducing promising new products, exploiting new technologies or developing new distribution channels, achieving strong growth in sales of existing products through improved pricing or increasing sales volume, developing operating efficiencies, and increasing market share. Growth Fund employs a fundamental "bottom up" investment style. This means that Growth Fund seeks to identify individual companies with attractive business attributes and does not place substantial weight on other security selection techniques, such as sector allocation or technical market analysis.

                             Growth Fund will focus on investments in common stock of large and mid-size companies having stock market capitalizations of $2 billion or more. Growth Fund invests mainly in U.S. companies, but may invest up to 40% of its total assets in securities of foreign companies. Growth Fund may invest in securities from any country, including emerging market countries. Growth Fund may invest in securities denominated in currencies other than the U.S. dollar.

                             In addition to Growth Fund's principal investment strategies described above, Growth Fund may also use derivatives for hedging purposes, including anticipatory hedges, and may use options on securities to seek increased return. Growth Fund may also invest in when issued securities, delayed delivery securities, forward commitments, restricted and illiquid securities and standby commitment agreements.

                             Under normal market conditions, Growth Fund may invest up to 35% of its assets in debt securities. Growth Fund will normally invest a portion of its assets in short term debt securities, such as commercial paper. Growth Fund invests in short term debt securities when Growth Fund management is unable to find enough attractive long term investments, to reduce exposure to equities when Growth Fund management believes it is advisable to do so or to meet redemptions. As a temporary measure for defensive purposes, Growth Fund may invest more heavily in short term debt securities, without limitation. Growth Fund also may invest up to 5% of its total assets in debt securities rated below investment grade by a nationally recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P")) or in unrated debt securities that, in the judgment of Growth Fund management, possess credit characteristics similar to debt securities rated investment grade or debt securities rated below investment grade (commonly known as "junk bonds"). Growth Fund will not invest in debt securities rated in the lowest rating categories (Ca or lower for Moody's and CC or lower for S&P) unless Growth Fund management believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings.

                             Diversification. Growth Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. However, in order to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), Growth Fund must limit its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in the securities or a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer.

                             Fundamental Growth is classified as a diversified fund within the meaning of the Investment Company Act. Accordingly, as a fundamental restriction, with respect to 75% of its assets, Fundamental Growth may invest no more than 5% of its assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one company.

                             Portfolio Management. MLIM serves as the Investment Adviser for each of Fundamental Growth and Growth Fund pursuant to separate Investment Advisory Agreements between each Fund and MLIM. With the exception of fees, the Investment Advisory Agreements are substantially similar. Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser to both Growth Fund and Fundamental Growth. Lawrence R. Fuller has served as portfolio manager of Fundamental Growth since 1993. Stephen I. Silverman has served as portfolio manager of Growth Fund since 1999. After the Reorganization, Mr. Fuller will serve as the portfolio manager of the Combined Fund.

                             Investment Advisory Fees. Pursuant to an
                             Investment Advisory Agreement between Fundamental Growth and MLIM, Fundamental Growth pays MLIM a monthly investment advisory fee at the annual rate of 0.65% of the average daily net assets of Fundamental Growth not exceeding $1.0 billion; 0.625% of the average daily net assets of Fundamental Growth from $1 billion to $1.5 billion; 0.60% of the average daily net assets of Fundamental Growth from $1.5 billion to $5 billion; 0.575% of the average daily net assets of Fundamental Growth from $5.0 billion to $7.5 billion; and 0.55% of the average daily net assets of Fundamental Growth in excess of $7.5 billion. Pursuant to an Investment Advisory Agreement between Growth Fund and MLIM, Growth Fund pays MLIM a monthly investment advisory fee at the annual rate of 0.65% of its average daily net assets. MLIM has voluntarily agreed to reduce its fees as Fund assets grow. The reduced investment advisory fee is equal to 0.65% of the average daily net assets of Growth Fund not exceeding $1.0 billion; 0.625% of the average daily net assets of Growth Fund from $1.0 billion to $1.5 billion; 0.60% of the average daily net assets of Growth Fund from $1.5 billion to $10 billion; and 0.575% of the average daily net assets of Growth Fund in excess of $10 billion. MLIM may reduce or discontinue such voluntary waiver of investment advisory fees at any time without notice. After the Reorganization, the fee paid by the Combined Fund would be at Fundamental Growth's lower contractual rate. MLAM U.K.'s fees are paid by MLIM and not by the Funds.

                             Class Structure. Each Fund uses the Merrill Lynch Select PricingSM System under which four classes of shares are offered with different sales charge arrangements. The Class A, Class B, Class C and Class D shares issued by Fundamental Growth are substantially similar in all material respects to the Class A, Class B, Class C and Class D shares issued by Growth Fund, except that such shares represent ownership interests in a different investment portfolio. See "Comparison of the Funds--Purchase of Shares" and "--Additional Information--Shareholder Services."

                             Overall Operating Expense Ratio. The table below shows the operating expense ratio for each class of shares of Fundamental Growth and Growth Fund as of February 28, 2001 and, assuming the Reorganization had taken place on February 28, 2001, the estimated pro forma annualized expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution fees and account maintenance fees with respect to Fundamental Growth, Growth Fund and the Combined Fund and excluding any voluntary waiver of investment advisory fees due from the Growth Fund).

                                            Overall Operating Expense Ratio
                                          -----------------------------------
                                                  Actual            Pro Forma
                                          ---------------------     ---------
                              Class of    Fundamental    Growth     Combined
                               Shares       Growth        Fund         Fund
                             ----------   -----------    ------     ---------
                             A.........      0.75%        1.01%       0.74%
                             B.........      1.76%        2.01%       1.74%
                             C.........      1.77%        2.01%       1.74%
                             D.........      0.99%        1.26%       0.99%

                             See "Fee Tables" above.

                             Purchase of Shares. Shares of Fundamental Growth are offered continuously for sale to the public in substantially the same manner as shares of Growth Fund. See "Comparison of the Funds--Purchase of Shares."

                             Redemption of Shares. The redemption procedures for shares of Fundamental Growth are the same as the redemption procedures for shares of Growth Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Fundamental Growth acquired by shareholders of Growth Fund in the Reorganization, the holding period of Growth Fund shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Fundamental Growth acquired in the Reorganization. See "Comparison of the Funds--Redemption of Shares." Class B shares of the Combined Fund received in return for Class B shares of Growth Fund purchased prior to June 1, 2001 will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001. Class B shares of the Combined Fund received in return for Class B shares of Growth Fund purchased on or after June 1, 2001 will be subject to the six-year CDSC schedule currently in effect. Class B shares of the Combined Fund purchased on or after June 1, 2001 will also be subject to the six-year CDSC schedule currently in effect. See "Your Account--Merrill Lynch Select PricingSM System," "--Participation in Fee Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Fundamental Growth Prospectus.

                             Dividends. Growth Fund's policies with respect to dividends are substantially the same as those of Fundamental Growth. See "Comparison of the Funds--Dividends."

                             Net Asset Value. Both Growth Fund and Fundamental Growth determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                             Voting Rights. The corresponding voting rights of the holders of shares of each Fund are substantially the same. See "Comparison of the Funds--Additional Information--Capital Stock."

                             Other Significant Considerations. Shareholder services available to Growth Fund shareholders, such as providing the annual and semi-annual reports, are the same as those available to Fundamental Growth shareholders. See "Comparison of the Funds--Additional Information--Shareholder Services." An automatic dividend reinvestment plan is available to shareholders of each Fund. These plans are identical. See "Comparison of the Funds--Automatic Dividend Reinvestment Plan" and "--Additional Information--Shareholder Services."

Litigation................   In November, 2000, a putative class action lawsuit
                             was filed in Federal Court in the Middle District of Florida on behalf of Florida investors against Growth Fund, MLIM, certain present and former individual Board Members of Growth Fund and
                             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             ("Merrill Lynch") seeking damages. The substance of the claims is that Growth Fund and the other defendants misrepresented and omitted material facts regarding the "true nature of the Fund and its holdings." The defendants, including Growth
                             Fund, have filed a motion to dismiss the plaintiffs' complaint for lack of subject matter jurisdiction. There has been no decision yet with respect to this motion. Growth Fund and the other defendants believe that the lawsuit is without merit and intend to defend vigorously against the claims. A second, nearly identical action was filed in Florida state court by one of the original plaintiffs in the federal action. This lawsuit has been removed to federal court.
                             Plaintiffs have made a motion to remand this action to state court, which defendants have opposed. An oral argument in this matter has been scheduled for August 13, 2001. Growth Fund and the other defendants also believe that this second lawsuit is without merit and have moved to have the complaint dismissed. See "Legal Proceedings."

Tax Considerations........   Fundamental Growth and Growth Fund will receive an
                             opinion of counsel to the effect that, among other things, neither Fundamental Growth nor Growth Fund will recognize gain or loss in the Reorganization, and Growth Fund shareholders will not recognize gain or loss upon the receipt of shares of Fundamental Growth in the Reorganization.
                             Consummation of the Reorganization is subject to the receipt of such an opinion. The Reorganization will not affect the status of Fundamental Growth as a regulated investment company.

                             As of February 28, 2001, each of Growth Fund and Fundamental Growth had significant net realized capital losses and significant net unrealized capital losses. After the Reorganization, and subject to certain limitations, the shareholders of each Fund may benefit from the ability of the Combined Fund to use such capital losses to offset any realized capital gains. See "The Reorganization--Tax Consequences of the Reorganization."

                             Shareholders of Growth Fund should consult their tax advisors concerning their individual circumstances.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Fundamental Growth are substantially similar to the investment risks associated with an investment in Growth Fund. The investment risks associated with an investment in Fundamental Growth also will apply to an investment in the Combined Fund after the Reorganization. Such risks include market and selection risk, growth securities risk, foreign market risk, and borrowing and leverage risk. The principal differences in risk between an investment in Growth Fund and an investment in Fundamental Growth are: (i) Fundamental Growth may be more subject to the risks associated with investing in companies with a medium stock market capitalization, (ii) Growth Fund may be more subject to foreign market risks than Fundamental Growth, and (iii) to the extent Growth Fund, as a non-diversified fund, may invest in fewer issuers than Fundamental Growth, as a diversified fund, Growth Fund may be more subject to selection and credit risks associated with a single issuer than Fundamental Growth.

     The risk factors to which an investment in Fundamental Growth is subject are set forth below and in the Fundamental Growth Prospectus that accompanies this Proxy Statement and Prospectus under the caption "Details about the Fund - Investment Risks." It is expected that the Reorganization itself will not adversely affect the rights of shareholders of any Fund or create additional risks.

     Except where noted, each Fund is subject to the following risks:

     Market and Selection Risk. Each Fund is subject to market risk and selection risk. Market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies. Because Growth Fund invests in a smaller number of issuers and economic sectors than some other funds, including Fundamental Growth, Growth Fund's selection risk is increased.

     Growth Securities. As set forth above, the investment objective of Fundamental Growth is to seek long-term growth of capital while the investment objective of Growth Fund is to seek growth of capital and, secondarily, income. In selecting securities, each Fund generally emphasizes common stocks of companies that have above-average rates of earnings growth. These "growth securities" may be particularly sensitive to changes in earnings, interest rate increases or adverse market developments because they typically have relatively high price-to-earnings ratios. Moreover, the growth securities held by each Fund may never reach what Fund management believes their fair value to be and may even decrease in price.

     Mid-Cap Securities. Fundamental Growth may emphasize common stocks of companies having smaller market capitalizations than companies emphasized by Growth Fund. As a result, Fundamental Growth may be more subject to risks associated with investing in mid-cap securities than Growth Fund. Investments in companies with lower market capitalizations, especially those with market capitalizations under $1 billion, may involve special risks, including limited product lines, market or financial resources or a limited management group. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

     Non-Diversification Risk. Growth Fund is subject to non-diversification risk. As set forth above, Growth Fund is a non-diversified fund. To the extent Growth Fund may invest in a smaller number of issues, Growth Fund is more exposed to adverse developments affecting a single issuer than is a fund, like Fundamental Growth, that invests more widely.

     Foreign Market Risks. Since each Fund may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the risks set forth below, which are generally greater for investments in emerging markets. Growth Fund may be more subject to these risks because it may invest up to 40% of its total assets in the securities of foreign companies. By contrast, Fundamental Growth may invest only up to 10% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of ADRs, EDRs, or other securities convertible into securities of foreign companies. Fundamental Growth's restriction limiting investments in foreign securities to 10% of its total assets does not include ADRs.

          o The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

          o Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

          o The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund's operations.

          o Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

          o Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

          o Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund's assets may be uninvested and not earning returns. A Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

     Certain Risks of Holding Fund Assets Outside the United States. Each Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Funds than for investment companies invested only in the United States.

     European Economic and Monetary Union (EMU). A number of European countries entered into EMU in an effort to reduce trade barriers among themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which a Fund invests, a Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

     Debt Securities. Each Fund may invest in debt securities, and each Fund is therefore subject to the risks of such securities, including the risks that prices of bonds generally increase when interest rates decline and decrease when interest rates increase and that prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities (interest rate risk); and that issuers may be unable to pay interest or principal when due (credit risk). Under normal market conditions, Growth Fund may invest up to 35% of its assets in debt securities as part of its investment strategy. Fundamental Growth will normally invest a portion of its assets in short-term debt securities, such as commercial paper.

     Borrowing and Leverage Risk. Each Fund, as a fundamental restriction, may borrow from banks in an amount up to 33-1/3% of its total assets. As a non-fundamental restriction, each Fund's borrowings are limited to 20% of its total assets. Each Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

     Risks associated with certain types of securities in which each Fund may invest include:

     Convertibles. Each Fund may invest in convertible securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risks as the underlying common stock.

     Derivatives. Each Fund may use derivative instruments including futures, forwards and options. In addition, Fundamental Growth may use indexed securities and inverse securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

     Derivatives are volatile and involve significant risks, including:

          Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

          Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

          Leverage risk -- the risk, associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments), that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

          Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Growth Fund may also use options on securities to seek increased return. Hedging is a strategy in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. No assurance can be given that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and may choose not to do so.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

     Restricted Securities. Each Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

     Rule 144A Securities. Each Fund may also invest in Rule 144A securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

     Securities Lending. Each Fund may lend securities with a value not exceeding 33-1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

     An investment in Fundamental Growth is subject to the additional risks described below that are not applicable to an investment in Growth Fund.

     Indexed and Inverse Floating Rate Securities. Fundamental Growth may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Fundamental Growth may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject Fundamental Growth to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages Fundamental Growth's investment. Inverse floaters are derivative securities and can be considered speculative. Inverse securities involve credit risk and may involve currency risk, leverage risk and liquidity risk.

     Warrants. A warrant gives Fundamental Growth the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Fundamental Growth has no obligation to exercise the warrant and buy the stock. A warrant has value only if Fundamental Growth can exercise it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and Fundamental Growth loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

     An investment in Growth Fund is subject to the additional risks described below that are not applicable to an investment in Fundamental Growth and will not be applicable to an investment in the Combined Fund.

     Junk Bonds. As set forth above, junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Growth Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for Growth Fund. The major risks associated with junk bond investments include the following:

     Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issues of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer development or the unavailability of additional financing.

     The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     Junk bonds are frequently ranked junior in claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

     Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the junk bonds, Growth Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

     Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of Growth Fund's portfolio securities than in the case of securities trading in a more liquid market.

     Growth Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     Standby Commitment Agreements. Growth Fund may enter into standby commitment agreements. Standby commitment agreements involve the risk that the security will lose value prior to its delivery to a Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case a Fund has lost the investment opportunity for assets it had set aside to pay for the security and any gain in the security's price.


                            COMPARISON OF THE FUNDS

Financial Highlights

     Fundamental Growth. The Financial Highlights table is intended to help you understand Fundamental Growth's financial performance for each of its past five fiscal years and for the six months ended February 28, 2001. Certain information reflects financial results for a single Fundamental Growth share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Fundamental Growth (assuming reinvestment of all dividends). The information for each of Fundamental Growth's last five fiscal years has been audited by Ernst & Young LLP whose report, along with Fundamental Growth's financial statements, is included in Fundamental Growth's Annual Report to Shareholders that accompanies this Proxy Statement and Prospectus. The information for the six months ended February 28, 2001 is unaudited. Fundamental Growth's Semi-Annual Report to Shareholders also accompanies this Proxy Statement and Prospectus.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  Class A
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                             February 28,                  For the Year Ended August 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period           $29.98        $21.99       $16.19       $17.37       $13.60       $11.66
                                             -----------    ---------    --------     --------     -------      -------
Investment income-- net+............              .07           .02          .13          .07          .07          .07
Realized and unrealized gain (loss)
   on investments and foreign
   currency transactions--net.......            (7.15)         9.91         6.37         1.09         4.95         2.13
                                              -----------    ---------    --------     --------     -------      -------
Total from investment operations....            (7.08)         9.93         6.50         1.16         5.02         2.20
                                              -----------    ---------    --------     --------     -------      -------
Less distributions from realized gain
   on investments-- net                         (1.96)        (1.94)        (.70)       (2.34)       (1.25)        (.26)
                                              -----------    ---------    --------     --------     -------      -------
Net asset value, end of period......           $20.94        $29.98       $21.99       $16.19       $17.37       $13.60
                                              ===========    =========    ========     ========     =======      =======
Total Investment Return:*
Based on net asset value per share..           (24.10)%**     47.01%       41.08%        6.37%       39.24%       19.02%
                                              ===========    =========    ========     ========     =======      =======
Ratios to Average Net Assets:
Expenses............................              .75%***       .76%         .81%         .87%         .99%        1.12%
                                              ===========    =========    ========     ========     =======      =======
Investment income-- net.............              .60%***       .09%         .60%         .37%         .47%         .51%
                                              ===========    =========    ========     ========     =======      =======
Supplemental Data:
Net assets, end of period (in
thousands)..........................          $1,028,535     $882,072     $472,464     $167,133     $62,049      $47,048
                                              ===========    =========    ========     ========     =======      =======
Portfolio turnover..................            58.06%          98.71%     52.72%       40.27%       94.38%       82.10%
                                              ===========    =========    ========     ========     =======      =======

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


                                    Fundamental Growth -- Financial Highlights (continued)

                                                                                   Class B
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                             February 28,                     For the Year Ended August 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $ 28.06        $20.75       $15.39       $16.69       $13.14       $11.40
                                             -------------  ---------    ----------   ---------    ---------   ----------
Investment loss-- net+..............             (.05)         (.23)        (.08)        (.11)        (.09)        (.07)
Realized and unrealized gain (loss)
   on investments and foreign
   currency transactions--net.......            (6.69)         9.32         6.05         1.05         4.79         2.07
                                             -------------  ---------    ----------   ---------    ---------   ----------
Total from investment operations....            (6.74)         9.09         5.97          .94         4.70         2.00
                                             -------------  ---------    ----------   ---------    ---------   ----------
Less distributions from realized gain
   on investments-- net                         (1.74)        (1.78)        (.61)       (2.24)       (1.15)        (.26)
                                             -------------  ---------    ----------   ---------    ---------   ----------
Net asset value, end of period......          $ 19.58        $28.06       $20.75       $15.39       $16.69       $13.14
                                             =============  =========    ==========   =========    =========   ==========
Total Investment Return:*
Based on net asset value per share..           (24.48)%**     45.55%       39.58%        5.21%       37.95%       17.68%
                                             =============  =========    ==========   =========    =========   ==========
Ratios to Average Net Assets:
Expenses............................             1.76%***      1.77%        1.83%        1.88%        2.02%        2.16%
                                             =============  =========    ==========   =========    =========   ==========
Investment loss-- net...............             (.40)%***     (.92)%       (.41)%       (.64)%       (.59)%       (.54)%
                                             =============  =========    ==========   =========    =========   ==========
Supplemental Data:
Net assets, end of period (in
thousands)..........................          $2,800,424    $3,411,474   $2,000,535   $641,688     $216,636     $116,641
                                             =============  ==========   ==========   =========    =========   ==========
Portfolio turnover..................            58.06%        98.71%       52.72%       40.27%       94.38%       82.10%
                                             =============  ==========   ==========   =========    =========   ==========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


                                       Fundamental Growth -- Financial Highlights (continued)

                                                                                   Class C
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                             February 28,                     For the Year Ended August 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $ 28.26          $20.88       $15.45        $16.72       $13.14      $11.40
                                             -------------    --------     ---------     ---------     --------    --------
Investment loss-- net+..............             (.05)           (.24)        (.09)         (.11)        (.09)       (.07)
Realized and unrealized gain (loss)
   on investments and foreign
   currency transactions--net.......            (6.74)           9.39         6.10          1.05         4.79        2.07
                                             -------------    --------     ---------     ---------     --------    --------
Total from investment operations....            (6.79)           9.15         6.01           .94         4.70        2.00
                                             -------------    --------     ---------     ---------     --------    --------
Less distributions from realized gain
   on investments-- net                         (1.78)          (1.77)        (.58)        (2.21)       (1.12)       (.26)
                                             -------------    --------     ---------     ---------     --------    --------
Net asset value, end of period......          $ 19.69          $28.26       $20.88        $15.45       $16.72      $13.14
                                             =============    ========     =========     =========     ========    ========
Total Investment Return:*
Based on net asset value per share..           (24.51)%**       45.53%       39.65%         5.19%       37.90%      17.68%
                                             =============    ========     =========     =========     ========    ========
Ratios to Average Net Assets:
Expenses............................             1.77%***        1.78%        1.83%         1.89%        2.02%       2.15%
                                             =============    ========     =========     =========     ========    ========
Investment loss-- net...............             (.41)%***       (.93)%       (.43)%        (.63)%       (.58)%      (.57)%
                                             =============    ========     =========     =========     ========    ========
Supplemental Data:
Net assets, end of period (in
thousands)..........................          $619,473        $627,021     $307,988       $130,652     $74,732      $54,052
                                             =============    ========     =========     =========     ========    ========
Portfolio turnover..................            58.06%          98.71%       52.72%        40.27%       94.38%      82.10%
                                             =============    ========     =========     =========     ========    ========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


                                       Fundamental Growth -- Financial Highlights (continued)

                                                                                   Class D
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                             February 28,                     For the Year Ended August 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $ 29.63          $21.77       $16.06       $17.27       $13.54       $11.64
                                              -----------     ----------    --------     --------     --------     --------
Investment income (loss)-- net+.....              .04            (.04)         .08          .02          .03          .03
Realized and unrealized gain (loss)
   on investments and foreign
   currency transactions--net.......            (7.07)           9.80         6.31         1.09         4.93         2.13
                                              -----------     ----------    --------     --------     --------     --------
Total from investment operations....            (7.03)           9.76         6.39         1.11         4.96         2.16
                                              -----------     ----------    --------     --------     --------     --------
Less distributions from realized gain
   on investments-- net                         (1.91)          (1.90)        (.68)        (2.32)       (1.23)       (.26)
                                              -----------     ----------    --------     --------     --------     --------
Net asset value, end of period......          $ 20.69          $29.63       $21.77       $16.06       $17.27       $13.54
                                              ===========     ==========    ========     ========     ========     ========
Total Investment Return:*
Based on net asset value per share..           (24.21)%**       46.67%       40.67%       6.08%        38.90%       18.70%
                                              ===========     ==========    ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses............................              .99%***        1.01%        1.05%        1.11%        1.24%        1.37%
                                              ===========     ==========    ========     ========     ========     ========
Investment income (loss)-- net......              .37%***        (.17)%        .36%         .12%         .17%         .24%
                                              ===========     ==========    ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in
thousands)..........................           $1,472,654     $1,712,701    $795,607     $157,899      $53,101     $22,892
                                              ===========     ==========    ========     ========     ========     ========
Portfolio turnover..................            58.06%          98.71%       52.72%       40.27%        94.38%       82.10%
                                              ===========     ==========    ========     ========     ========     ========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


     Growth Fund. The Financial Highlights table is intended to help you understand Growth Fund's financial performance for each of its past five fiscal years and for the six months ended April 30, 2001. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Growth Fund (assuming reinvestment of all dividends). The information for each of Growth Fund's last five fiscal years has been audited by Deloitte & Touche LLP whose report, along with Growth Fund's financial statements, is included in Growth Fund's Annual Report which is available upon request. The information for the six months ended April 30, 2001 is unaudited.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                                                   Class A
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                              April 30,                      For the Year Ended October 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $26.25         $23.18       $22.71       $33.13      $26.87       $23.13
                                              -----------   ---------     --------    ----------  ----------   ----------
Investment income (loss)-- net+......           (.02)          (.11)        (.01)         .46         .53          .31
                                              -----------   ---------     --------    ----------  ----------   ----------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...............           (5.96)          3.18          .69        (8.47)       7.98         5.63
                                              -----------   ---------     --------    ----------  ----------   ----------
Total from investment operations....           (5.98)          3.07          .68        (8.01)       8.51         5.94
                                              -----------   ---------     --------    ----------  ----------   ----------
Less dividends and distributions:
   Investment income-- net                       --             --           --          (.48)       (.44)        (.35)
   In excess of investment income-- net          --             --          (.21)         --          --           --
   Realized gain on investments-- net          (1.71)           --           --         (1.70)      (1.81)       (1.85)
   In excess of realized gain on
      investments-- net                          --             --           --          (.23)        --           --
                                              -----------   ---------     --------    ----------  ----------   ----------
Total dividends and distributions...           (1.71)           --          (.21)       (2.41)      (2.25)       (2.20)
                                              -----------   ---------     --------    ----------  ----------   ----------
Net asset value, end of period......          $18.56         $26.25       $23.18       $22.71      $33.13       $26.87
                                              ===========   =========     ========    ==========  ==========   ==========
Total Investment Return:*
Based on net asset value per share..          (23.79)%**      13.24%        3.09%      (25.83)%     34.03%       28.15%
                                              ===========   =========     ========    ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement......             .96%***        .88%         .96%         .81%        .77%         .80%
Expenses............................             .98%***        .91%         .99%         .85%        .81%         .84%
Investment income (loss)-- net......            (.21)%***      (.38)%       (.03)%       1.72%       1.84%        1.28%
Supplemental Data:
Net assets, end of period (in
thousands)..........................          $467,011      $701,997      $774,287    $1,111,166  $1,769,296   $1,056,870
                                              ===========   =========     ========    ==========  ==========   ==========
Portfolio turnover..................           17.35%         66.49%      101.71%       24.41%      24.75%       30.01%
                                              ===========   =========     ========    ==========  ==========   ==========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


                              Growth Fund -- Financial Highlights (continued)

                                                                                   Class B
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                              April 30,                      For the Year Ended October 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $23.77         $21.21       $20.88       $30.63      $25.03       $21.60
                                              -----------   ----------   ----------  -----------  ----------   ----------
Investment income (loss)-- net+.....            (.11)          (.35)        (.19)         .17         .22          .06
                                              -----------   ----------   ----------  -----------  ----------   ----------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...............           (5.37)          2.91          .61        (7.80)       7.39         5.26
                                              -----------   ----------   ----------  -----------  ----------   ----------
Total from investment operations....           (5.48)          2.56          .42        (7.63)       7.61         5.32
                                              -----------   ----------   ----------  -----------  ----------   ----------
Less dividends and distributions:
   Investment income-- net                       --             --           --          (.19)       (.20)        (.04)
   In excess of investment income-- net          --             --          (.09)         --          --           --
   Realized gain on investments-- net          (1.71)           --           --         (1.70)      (1.81)       (1.85)
   In excess of realized gain on
      investments-- net                          --             --           --          (.23)        --           --
                                              -----------   ----------   ----------  -----------  ----------   ----------
Total dividends and distributions...           (1.71)           --          (.09)       (2.12)      (2.01)       (1.89)
                                              -----------   ----------   ----------  -----------  ----------   ----------
Net asset value, end of period......          $16.58         $23.77       $21.21       $20.88      $30.63       $25.03
                                              ===========   ==========   ==========  ===========  ==========   ==========
Total Investment Return:*
Based on net asset value per share..          (24.20)%**      12.07%        2.06%      (26.57)%     32.62%       26.84%
                                              ===========   ==========   ==========  ===========  ==========   ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement......            1.99%***        1.90%        1.99%        1.83%       1.79%        1.82%
                                              -----------   ----------   ----------  -----------  ----------   ----------
Expenses............................            2.01%***       1.93%        2.02%        1.87%       1.83%        1.85%
                                              -----------   ----------   ----------  -----------  ----------   ----------
Investment income (loss)-- net......           (1.24)%***     (1.40)%       (.98)%        .70%        .82%         .26%
                                              -----------   ----------   ----------  -----------  ----------   ----------
Supplemental Data:
Net assets, end of period (in
thousands)..........................           $703,369     $1,052,705   $1,247,547   $2,544,979  $4,687,523   $2,916,507
                                              ===========   ==========   ==========  ===========  ==========   ==========
Portfolio turnover..................           17.35%         66.49%      101.71%       24.41%      24.75%       30.01%
                                              ===========   ==========   ==========  ===========  ==========   ==========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


                              Growth Fund -- Financial Highlights (continued)

                                                                                   Class C
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                              April 30,                      For the Year Ended October 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $23.60         $21.05       $20.72       $30.43      $24.89       $21.59
                                              -----------    --------    ---------     --------    --------     --------
Investment income (loss)-- net+.....            (.12)          (.36)        (.18)         .17         .22          .06
                                              -----------    --------    ---------     --------    --------     --------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...............           (5.32)          2.91          .59        (7.75)       7.34         5.23
                                              -----------    --------    ---------     --------    --------     --------
Total from investment operations....           (5.44)          2.55          .41        (7.58)       7.56         5.29
                                              -----------    --------    ---------     --------    --------     --------
Less dividends and distributions:
   Investment income-- net                       --             --           --          (.20)       (.21)        (.14)
   In excess of investment income-- net          --             --          (.08)         --          --           --
   Realized gain on investments-- net          (1.71)           --           --         (1.70)      (1.81)       (1.85)
   In excess of realized gain on
      investments-- net                          --             --           --          (.23)        --           --
                                              -----------    --------    ---------     --------    --------     --------
Total dividends and distributions...           (1.71)           --          (.08)       (2.13)      (2.02)       (1.99)
                                              -----------    --------    ---------     --------    --------     --------
Net asset value, end of period......          $16.45         $23.60       $21.05       $20.72      $30.43       $24.89
                                              ===========    ========    =========     ========    ========     ========
Total Investment Return:*
Based on net asset value per share..          (24.20)%**      12.11%        2.04%      (26.60)%     32.63%       26.84%
                                              ===========    ========    =========     ========    ========     ========
Ratios to Average Net Assets:
Expenses, net of reimbursement......            2.01%***       1.92%        2.02%        1.84%       1.80%        1.84%
                                              -----------    --------    ---------     --------    --------     --------
Expenses............................            2.03%***       1.95%        2.05%        1.88%       1.84%        1.87%
                                              -----------    --------    ---------     --------    --------     --------
Investment income (loss)-- net......           (1.27)%***     (1.42)%       (.96)%        .68%        .81%         .25%
                                              -----------    --------    ---------     --------    --------     --------
Supplemental Data:
Net assets, end of period (in
thousands)..........................          $62,105        $93,549     $106,797      $239,445    $427,377     $187,221
                                              ===========    ========    =========     ========    ========     ========
Portfolio turnover..................           17.35%         66.49%      101.71%       24.41%      24.75%       30.01%
                                              ===========    ========    =========     ========    ========     ========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


                              Growth Fund -- Financial Highlights (continued)

                                                                                   Class D
                                             ----------------------------------------------------------------------------
                                             For the Six
                                                Months
                                                Ended
                                              April 30,                      For the Year Ended October 31,
                                                 2001         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:      (unaudited)      2000         1999         1998         1997         1996
Per Share Operating Performance:             -----------      ----         ----         ----         ----         ----
Net asset value, beginning of period          $26.07         $23.07       $22.63       $33.01      $26.79       $23.06
                                              -----------    --------    ---------     --------    --------     --------
Investment income (loss)-- net+.....            (.05)          (.17)        (.06)         .39         .46          .24
                                              -----------    --------    ---------     --------    --------     --------
Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...............           (5.92)          3.17          .68        (8.43)       7.95         5.63
                                              -----------    --------    ---------     --------    --------     --------
Total from investment operations....           (5.97)          3.00          .62        (8.04)       8.41         5.87
                                              -----------    --------    ---------     --------    --------     --------
Less dividends and distributions:
   Investment income-- net                       --             --           --          (.41)       (.38)        (.29)
   In excess of investment income-- net          --             --          (.18)         --          --           --
   Realized gain on investments-- net          (1.71)           --           --         (1.70)      (1.81)       (1.85)
   In excess of realized gain on
      investments-- net                          --             --           --          (.23)        --           --
                                              -----------    --------    ---------     --------    --------     --------
Total dividends and distributions...           (1.71)           --          (.18)       (2.34)      (2.19)       (2.14)
                                              -----------    --------    ---------     --------    --------     --------
Net asset value, end of period......          $18.39         $26.07       $23.07       $22.63      $33.01       $26.79
                                              ===========    ========    =========     ========    ========     ========
Total Investment Return:*
Based on net asset value per share..          (23.93)%**        13.00%        2.82%      (26.00)%     33.67%       27.83%
                                              ===========    ========    =========     ========    ========     ========
Ratios to Average Net Assets:
Expenses, net of reimbursement......            1.21***         1.13%        1.21%        1.06%       1.02%        1.05%
                                              -----------    --------    ---------     --------    --------     --------
Expenses............................            1.23%***       1.16%        1.24%        1.10%       1.06%        1.08%
                                              -----------    --------    ---------     --------    --------     --------
Investment income (loss)-- net......            (.46)%***      (.63)%       (.26)%       1.47%       1.59%        1.03%
                                              -----------    --------    ---------     --------    --------     --------
Supplemental Data:
Net assets, end of period (in
thousands)..........................           $507,955      $732,495     $744,151    $1,082,627  $1,642,665    $932,811
                                              ===========    ========    =========     ========    ========     ========
Portfolio turnover..................           17.35%         66.49%      101.71%       24.41%      24.75%       30.01%
                                              ===========    ========    =========     ========    ========     ========

---------------
*        Total investment returns exclude the effects of sales charges.
**       Aggregate total investment return.
***      Annualized.
+        Based on average shares outstanding.


Investment Objectives

     The Funds have similar, though not identical, investment objectives. The investment objective of Fundamental Growth is to seek long-term growth of capital. The investment objective of Growth Fund is to seek growth of capital and, secondarily, income. The investment objective of each Fund described in this paragraph is a fundamental policy of the applicable Fund and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities (which, for this purpose, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares). No assurance can be given that the Combined Fund will achieve its investment objective after the Reorganization.

Investment Policies

     General. Fundamental Growth tries to achieve its investment objective by investing in a diversified portfolio consisting primarily of common stocks. Fundamental Growth will generally invest at least 65% of its total assets in the following equity securities: common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. In selecting securities, Fundamental Growth management emphasizes common stocks of companies that have above-average rates of earnings growth. Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include: above average growth rate in sales, improvement in its profit margin, providing proprietary or niche products or services, leading market share, and strong industry growth. Fundamental Growth may invest in companies of any size but emphasizes common stocks of companies having a medium to large stock market capitalization ($500 million or more).

     Growth Fund tries to achieve its investment objective by investing primarily in equity securities. Growth Fund will generally invest at least 65% of its total assets in equity securities. Equity securities consist of: common stock, preferred stock, securities convertible into common stock, derivatives, the value of which is based on a common stock or group of common stocks. In selecting securities, Growth Fund management emphasizes stocks of companies that it believes have the potential to achieve above average growth rates in earnings, revenues, cash flow or EBITDA. A company may achieve growth from: introducing promising new products, exploiting new technologies or developing new distribution channels, achieving strong growth in sales of existing products through improved pricing or increasing sales volume, developing operating efficiencies, and increasing market share. Growth Fund employs a fundamental "bottom up" investment style. This means that Growth Fund seeks to identify individual companies with attractive business attributes and does not place substantial weight on other security selection techniques, such as sector allocation or technical market analysis. Growth Fund will focus on investments in common stock of large and mid-size companies having stock market capitalizations of $2 billion or more.

     Securities of Foreign Companies and Depositary Receipts. Fundamental Growth may also invest up to 10% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of ADRs, EDRs, or other securities convertible into securities of foreign companies. Fundamental Growth's restriction limiting investments in foreign securities to 10% of its total assets does not include ADRs. Growth Fund invests mainly in U.S. companies, but may invest up to 40% of its total assets in securities of foreign companies. Growth Fund may invest in securities from any country, including emerging market countries. Each Fund may invest in securities denominated in currencies other than the U.S. dollar.

     Debt Securities/Temporary Investments. Fundamental Growth will normally invest a portion of its assets in short-term debt securities, such as commercial paper. Fundamental Growth may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or government and money market securities when Fundamental Growth management is unable to find enough attractive equity investments and to reduce exposure to equities when Fund management believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Fundamental Growth may also invest in debt securities rated investment grade by a nationally recognized statistical ratings organization as a defensive measure. Under normal market conditions, Growth Fund may invest up to 35% of its assets in debt securities. Growth Fund will normally invest a portion of its assets in short term debt securities, such as commercial paper. Growth Fund invests in short term debt securities when Growth Fund management is unable to find enough attractive long term investments, to reduce exposure to equities when management believes it is advisable to do so or to meet redemptions. As a temporary measure for defensive purposes, Growth Fund may invest more heavily in short term debt securities, without limitation. Growth Fund may invest up to 5% of its total assets in junk bonds or in unrated debt securities that, in the judgment of Growth Fund management, possess credit characteristics similar to junk bonds. Growth Fund will not invest in debt securities rated in the lowest rating categories (Ca or lower for Moody's and CC or lower for S&P) unless Growth Fund management believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicted by such low ratings.

     Investment in Other Investment Companies. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with those of each Fund. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of such investment companies (including advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Other Investment Policies

     Fundamental Growth and Growth Fund have adopted certain other investment policies as set forth below:

     Borrowing and Leverage. Each Fund is subject to a fundamental investment restriction, which provides that each Fund may borrow from banks in amounts up to 33-1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, each Fund's borrowings are limited to 20% of its total assets. As a non-fundamental restriction, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

     Hedging Techniques. Both Fundamental Growth and Growth Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. Growth Fund may also use options on securities to seek increased return. Each Fund is not required to use hedging techniques and may not do so. For a description of hedging instruments and risks associated with investment in such instruments, see "Details About the Fund - Investment Risks - Derivatives" in the Fundamental Growth Prospectus.

     Standby Commitment Agreements. Growth Fund may enter into standby commitment agreements. These agreements commit Growth Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, Growth Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Growth Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to Growth Fund. Growth Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. Growth Fund segregates liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     No assurance can be given that the securities subject to a standby commitment will be issued, and the value of the securities, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, Growth Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of Growth Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, on entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week. To the extent the repurchase agreement is not denominated in U.S. dollars, a Fund's return may be affected by currency fluctuations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, a Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to a Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying a repurchase agreement in the event of the counterparty's default. Each Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, together with all other illiquid securities.

     Purchase and Sale Contracts. From time to time, Fundamental Growth also may invest in securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

     When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell securities on a delayed delivery basis or a when issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date a Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of a Fund will be established with its custodian consisting of cash, cash equivalents or high grade, liquid debt securities having a market value at all times at least equal to the amount of the forward commitment. No assurance can be given that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund's purchase price. Each Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 33-1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, that Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Non-Diversified Status. Growth Fund is classified as a non-diversified fund under the Investment Company Act, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. If a Fund invests in a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer may have a greater impact on the Fund's performance. Fundamental Growth is a diversified fund, which means it is required to invest in a greater number of issuers. This lessens the impact an individual issuer may have on Fundamental Growth's performance.

     Suitability. The economic benefit of an investment in each Fund depends upon many factors beyond the control of that Fund. Because of each Fund's emphasis on growth securities, the Funds should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, investment objectives and an ability to accept the risks associated with investing in growth securities, including the risk of loss of principal.

Information Regarding Options, Futures and Foreign Exchange Transactions

     Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Each Fund may utilize these strategies for hedging purposes, including anticipatory hedges. Growth Fund may also use options on securities to seek increased return. Each Fund has authority to write (i.e., sell) put or call options, purchase put or call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures.

     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Details About the Fund -- Investment Risks -- Derivatives" in the Fundamental Growth Prospectus.

Investment Restrictions

     Other than as noted above, Fundamental Growth and Growth Fund have substantially similar investment restrictions.

Management

     Board Members. The Board of each of Fundamental Growth and Growth Fund consists of six individuals, five of whom are not "interested persons" of the applicable Fund as defined in the Investment Company Act. One individual, Terry
K. Glenn, serves on each Board. After the Reorganization, the Board of Fundamental Growth will serve as the Board of the Combined Fund. The Board Members are responsible for the overall supervision of the operation of their Fund and perform the various duties imposed on the directors/trustees of investment companies by the Investment Company Act.

     Information about the Board Members and officers of Fundamental Growth, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Board Member and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     TERRY K. GLENN (60) -- President and Director (1)(2) -- Executive Vice President of MLIM and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. ("FDS") since 1985.

     JOE GRILLS (66) -- Director (2)(3) -- P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (now associated with the Association of Financial Professionals) ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and elected Vice Chairman in May 1998; Director, LaSalle Street Fund since 1995; Trustee of Mercury HW Funds, Mercury HW Variable Trust and Fund Asset Management Master Trust and Director of Merrill Lynch Investment Managers Funds, Inc. since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since December 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

     WALTER MINTZ (72) -- Director (2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

     ROBERT S. SALOMON, JR. (64) -- Director (2)(3) -- 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Commonfund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

     MELVIN R. SEIDEN (70) -- Director (2)(3) -- 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc (private investment firm) from 1964 to 1987.

     STEPHEN B. SWENSRUD (67) -- Director (2)(3) -- 88 Broad Street, 2nd floor, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

     ROBERT C. DOLL, JR. (46) -- Senior Vice President (1)(2) -- First Vice President of MLIM and FAM since 2000 and Senior Vice President thereof from 1999 to 2000; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

     LAWRENCE R. FULLER (60) -- Senior Vice President and Portfolio Manager
(1)(2) -- First Vice President of MLIM since 1997 and Vice President of MLIM from 1992 to 1997.

     DONALD C. BURKE (40) -- Vice President and Treasurer (1)(2) -- First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.

     ALLAN J. OSTER (37) -- Secretary (1)(2) -- Vice President of MLIM since 2000; Attorney with MLIM from 1999 to 2000; Associate with Drinker, Biddle & Reath LLP from 1996 to 1999; Senior Counsel with the U.S. Securities and Exchange Commission from 1991 to 1996.

---------------
(1) Interested person, as defined in the Investment Company Act, of each Fund.
(2) Such Board Member or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.
(3) Member of each Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Board Members.

     Investment Advisory Arrangements. MLIM serves as the Investment Adviser for each Fund. Pursuant to an Investment Advisory Agreement between Fundamental Growth and MLIM, Fundamental Growth pays MLIM a monthly investment advisory fee at an annual rate of 0.65% of the average daily net assets of Fundamental Growth not exceeding $1 billion; 0.625% of the average daily net assets of Fundamental Growth from $1 billion to $1.5 billion; 0.60% of the average daily net assets of Fundamental Growth from $1.5 billion to $5 billion; 0.575% of the average daily net assets of Fundamental Growth from $5 billion to $7.5 billion; and 0.55% of the average daily net assets of Fundamental Growth in excess of $7.5 billion. Pursuant to an Investment Advisory Agreement between Growth Fund and MLIM, Growth Fund pays MLIM a monthly investment advisory fee at an annual rate of 0.65% of the average daily net assets of Growth Fund. MLIM has voluntarily agreed to reduce its investment advisory fee as Fund assets grow. The reduced investment advisory fee is equal to 0.65% of the average daily net assets of Growth Fund not exceeding $1.0 billion; 0.625% of the average daily net assets of Growth Fund from $1.0 billion to $1.5 billion; 0.60% of the average daily net assets of Growth Fund from $1.5 billion to $10 billion; and 0.575% of the average daily net assets of Growth Fund in excess of $10 billion. MLIM may reduce or discontinue or reduce such voluntary waiver of investment advisory fees at any time without notice.

     MLAM U.K. acts as sub-adviser to both Fundamental Growth and Growth Fund. Pursuant to separate sub-advisory agreements between MLIM and MLAM U.K., MLIM pays MLAM U.K. a fee for providing investment advisory services to MLIM with respect to the Funds, in amounts to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount MLIM actually receives for providing services to the applicable Fund pursuant to its Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

     The class structure and purchase and distribution procedures for shares of Growth Fund are substantially the same as those of Fundamental Growth. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see "Your Account--Merrill Lynch Select PricingSM System," "--Participation in Fee-Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Fundamental Growth Prospectus.

Redemption of Shares

     The procedure for redeeming shares of Fundamental Growth is the same as the procedure for redeeming shares of Growth Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Fundamental Growth acquired by Growth Fund shareholders in the Reorganization, the holding period of Growth Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Fundamental Growth acquired in the Reorganization. Class B shares of the Combined Fund received in return for Class B shares of Growth Fund purchased prior to June 1, 2001 will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001. Class B shares of the Combined Fund received in return for Class B shares of Growth Fund purchased on or after June 1, 2001 will be subject to the six-year CDSC schedule currently in effect. Class B shares of the Combined Fund purchased on or after June 1, 2001 will also be subject to the six-year CDSC schedule currently in effect. See "Your Account--Merrill Lynch Select PricingSM System," "--Participation in Fee-Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Fundamental Growth Prospectus.

Performance

     General. The following tables provide performance information for each class of shares of Fundamental Growth and Growth Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.


                                            Fundamental Growth
                                        Average Annual Total Return

                                        Class A Shares        Class B Shares        Class C Shares        Class D Shares
                                        --------------        --------------        --------------        --------------
                                      With       Without     With       Without    With       Without    With       Without
                                      Sales       Sales      Sales       Sales     Sales       Sales     Sales       Sales
Period                                Charge*    Charge     Charge*     Charge     Charge*    Charge     Charge*    Charge
------                                -------    ------     -------     ------     -------    ------     -------    ------
One Year Ended May 31, 2001......     (20.27)%   (15.85)%   (19.74)%    (16.70)%   (17.49)%   (16.73)%   (20.47)%   (16.07)%
Five Years Ended May 31, 2001....      16.16%     17.42%     16.21%+     16.21%     16.20%     16.20%     15.85%     17.11%
Inception** through
  May 31, 2001...................      18.25%     19.22%     18.00%      18.00%     13.64%     13.64%     13.80%     14.53%
---------------
*   Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%.
    The maximum CDSC on Class B shares, in effect during the periods, is 4.0% and is reduced to 0% after four years. Class
    C shares are subject to a 1.0% CDSC for one year.
**  Class A and Class B shares commenced operations on October 21, 1994. Class C and Class D shares commenced operations on
    December 24, 1992.
+   The CDSC on Class B shares currently in effect is 4.0% and is reduced to 0% after six years. If the six-year CDSC schedule had been in effect for this period, returns would have been lower.


                                                Growth Fund
                                       Average Annual Total Return*

                                        Class A Shares        Class B Shares        Class C Shares        Class D Shares
                                        --------------        --------------        --------------        --------------
                                      With       Without     With       Without    With       Without    With       Without
                                      Sales       Sales      Sales       Sales     Sales       Sales     Sales       Sales
Period                                Charge*    Charge     Charge*     Charge     Charge*    Charge     Charge*    Charge
------                                -------    ------     -------     ------     -------    ------     -------    ------
One Year Ended May 31, 2001......     (30.84)%   (27.00)%   (30.40)%   (27.79)%   (28.44)%   (27.79)%   (31.03)%   (27.21)%
Five Years Ended May 31, 2001....      (2.30)%    (1.24)%    (2.25)%+   (2.25)%    (2.27)%    (2.27)%    (2.55)%    (1.49)%
Ten Years Ended May 31, 2001            6.67%      7.25%      6.15%      6.15%      ---        ---        ---        ---
Inception through May 31,
2001***..........................       ---         ---       ---        ---        4.22%      4.22%      4.20%      5.05%
---------------
*   The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated. MLIM waived a portion of the investment advisory fee due from Growth Fund.
**  Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%.
    The maximum CDSC on Class B shares, in effect during the periods, is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
*** Class C and Class D shares commenced operations on October 21, 1994.
+   The CDSC on Class B shares currently in effect is 4.0% reduced to 0% after six years. If the six-year CDSC schedule had been in effect for this period, the return would have been lower for this period.


Code of Ethics

     The Boards of Fundamental Growth and Growth Fund have approved the same Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the Investment Company Act that covers the Funds, MLIM, MLAM U.K. and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

     Shareholders of Fundamental Growth are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Board Members and any other matter submitted to a shareholder vote. Fundamental Growth does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Board Members; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement or plan of distribution; and (iv) ratification of selection of independent auditors. However, Fundamental Growth will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new investment advisory arrangements or of a change in the fundamental investment policies, investment objective or investment restrictions of Fundamental Growth. Fundamental Growth also would be required to hold a shareholders' meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. In addition, Fundamental Growth may hold shareholder meetings for approval of certain other matters as required by the Articles of Incorporation of Fundamental Growth. The by-laws of Fundamental Growth require that a special meeting of shareholders be held on the written request of the holders of at least 10% of the outstanding shares of Fundamental Growth entitled to vote at the meeting, if such request is in compliance with applicable Maryland law. The voting rights for Board Members are not cumulative. Shares of Fundamental Growth to be issued to Growth Fund shareholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Fundamental Growth Prospectus. Each share of Fundamental Growth is entitled to participate equally in dividends declared by Fundamental Growth and in its net assets on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Growth Fund are similar to those described above.

Dividends

     The current policy of Growth Fund with respect to dividends is substantially identical to the policy of Fundamental Growth. It is each Fund's intention to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. In addition, each Fund distributes all net realized capital gains, if any, to shareholders at least annually.

Automatic Dividend Reinvestment Plan

     Each Fund offers its shareholders an Automatic Dividend Reinvestment Plan (each, a "Plan" and collectively, the "Plans") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services--Automatic Dividend Reinvestment Plan" in the Fundamental Growth Statement of Additional Information.

     After the Reorganization, a shareholder of Growth Fund who has elected to receive dividends in cash will receive dividends of the Combined Fund in cash; all other Growth Fund shareholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a shareholder owns shares of both Funds, after the Reorganization the shareholder's election with respect to the dividends of Fundamental Growth will control unless the shareholder specifically elects a different option at that time.

Tax Information

     The tax consequences associated with an investment in shares of Growth Fund are substantially similar to the tax consequences associated with an investment in shares of Fundamental Growth. See "Dividends and Taxes" in the Fundamental Growth Prospectus.

Portfolio Transactions

     The procedures for engaging in portfolio transactions are generally the same for both Growth Fund and Fundamental Growth. For a discussion of these procedures, see "Portfolio Transactions and Brokerage" in the Fundamental Growth Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities. Moreover, there generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Fundamental Growth's ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

Portfolio Turnover

     Generally, Fundamental Growth does not purchase securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLIM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Fundamental Growth for the fiscal years ended August 31, 2000, 1999 and 1998 were 98.71%, 52.72% and 40.27%, respectively. The portfolio turnover rates for Growth Fund for its fiscal years ended October 31, 2000, 1999 and 1998 were 66.49%, 101.71% and 24.41%, respectively. A high portfolio turnover involves certain tax consequences such as an increase in capital gain dividends or an increase in ordinary income dividends of accrued market discount, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund.

Additional Information

     Net Asset Value. Both Fundamental Growth and Growth Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Shareholder Services. Fundamental Growth offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. shareholders of each class of shares of Fundamental Growth have an exchange privilege with certain other funds utilizing the Merrill Lynch Select Pricing SystemSM. Shareholder services available to shareholders of Growth Fund are identical to the shareholder services of Fundamental Growth. For a description of these services, see "Shareholder Services" in the Fundamental Growth Statement.

     Custodian. State Street Bank and Trust Company ("State Street") acts as custodian of the cash and securities of Growth Fund. The principal business address of State Street in such capacity is One Heritage Drive P2N, North Quincy, Massachusetts 02171. The Chase Manhattan Bank, N.A. acts as custodian of the cash and securities of Fundamental Growth. The principal business address of The Chase Manhattan Bank, N.A., in such capacity is Global Securities Services, Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245. It is presently anticipated that The Chase Manhattan Bank, N.A. will serve as the custodian of the Combined Fund.

     Accounting Services. Each Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, MLIM provided accounting services to each Fund and was reimbursed by the Fund at its cost in connection with such services. MLIM continues to provide certain accounting services to each Fund and each Fund reimburses MLIM for the cost of these services.

     The tables below show the amounts paid by each Fund to State Street and to MLIM for the periods indicated:


                    Fundamental Growth                                                          Growth Fund
-------------------------------------------------------------     ----------------------------------------------------------------
                                       Paid to        Paid to                                             Paid to          Paid to
            Period                  State Street       MLIM                     Period                  State Street         MLIM
---------------------------------   ------------     --------     ----------------------------------    ------------      --------
Fiscal year ended August 31, 1999        N/A         $143,457     Fiscal year ended October 31, 1999        N/A           $342,943

Fiscal year ended August 31, 2000        N/A         $372,148     Fiscal year ended October 31, 2000        N/A           $254,181

Six months ended February 28, 2001    $123,883*      $240,526     Six months ended April 30, 2001        $129,778*         $71,419

---------------
* Represents payments pursuant to the agreement between the applicable Fund and State Street commencing January 1, 2001.

     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Financial Data Services, Inc. ("FDS"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLIM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (in such capacity, the "Transfer Agent"), at the same fee schedule, pursuant to separate agreements with each Fund. The mailing address for FDS is P.O. Box 45289, Jacksonville, Florida 32232-5289. For the fiscal year ended August 31, 2000, Fundamental Growth paid the Transfer Agent fees totaling $6,266,647. For the fiscal year ended October 31, 2000, Growth Fund paid the Transfer Agent fees totaling $6,983,015. FDS will serve as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Combined Fund.

     Capital Stock. Fundamental Growth has an authorized capital of 1,000,000,000 shares, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A Common Stock and Class C Common Stock each consist of 100,000,000 shares, Class B Common Stock consists of 500,000,000 shares, and Class D Common Stock consists of 300,000,000 shares. Growth Fund's shares are divided into Class A, Class B, Class C and Class D shares. Under Growth Fund's Charter, the Board Members of Growth Fund have the authority to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in Growth Fund. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Growth Fund are substantially similar in all material respects to those of the Class A, Class B, Class C and Class D shares of Fundamental Growth.

     Shareholder Inquiries. Shareholder inquiries with respect to Growth Fund and Fundamental Growth may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

General

     Under the Agreement and Plan (attached hereto as Exhibit I), Fundamental Growth will acquire substantially all of the assets of Growth Fund and assume substantially all of the liabilities of Growth Fund and will simultaneously distribute to Growth Fund shares of Fundamental Growth. Such shares will then be distributed on a proportionate basis to the shareholders of Growth Fund in liquidation of Growth Fund.

     Generally, the assets transferred by Growth Fund to Fundamental Growth will equal (a) all investments of Growth Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan), and (b) all other assets owned directly or indirectly by Growth Fund as of such time.

     Growth Fund will distribute the shares of Fundamental Growth received by it pro rata to its shareholders in return for such shareholders' proportional interests in Growth Fund. The shares of Fundamental Growth received by Growth Fund shareholders will be of the same class and have the same aggregate net asset value as each such shareholder's interest in Growth Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "Your Account - How Shares are Priced" in the Fundamental Growth Prospectus for information concerning the calculation of net asset value.) The distribution of the Corresponding Shares will be accomplished by opening new accounts on the books of Fundamental Growth in the names of all shareholders of Growth Fund, including shareholders holding Growth Fund shares in certificate form, and transferring to each shareholder's account the Corresponding Shares of Fundamental Growth representing such shareholder's interest previously credited to the account of Growth Fund. Shareholders holding Growth Fund shares in certificate form may receive certificates representing the Corresponding Shares of Fundamental Growth credited to their account in respect of such Growth Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Fundamental Growth will be issued at net asset value and the shares of Growth Fund will be valued at net asset value for purposes of the Reorganization, the holders of shares of Growth Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Growth Fund or Fundamental Growth would hold a reduced percentage of ownership in the Combined Fund than he or she did in Growth Fund or Fundamental Growth, respectively, prior to the Reorganization.

Procedure

     On June 20, 2001, the Board of Growth Fund, including all of the Board Members who are not "interested persons" of Growth Fund as defined in the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Growth Fund shareholders for approval. The Board of Fundamental Growth, including all of the Board Members who are not "interested persons" of Fundamental Growth as defined in the Investment Company Act, approved the Agreement and Plan on July 11, 2001.

     If the shareholders of Growth Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the fourth calendar quarter of 2001.

     The Board of Growth Fund recommends that Growth Fund shareholders approve the Agreement and Plan.

Terms of the Agreement and Plan

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Growth Fund and Fundamental Growth will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account - How Shares are Priced" in the Fundamental Growth Prospectus. Purchase orders for shares of Growth Fund which have not been confirmed as of the Valuation Time will be treated as assets of Growth Fund for purposes of the Reorganization; redemption requests with respect to Growth Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Growth Fund for purposes of the Reorganization.

     Distribution of Shares of Fundamental Growth. On the next full business day following the Valuation Time (the "Closing Date"), Fundamental Growth will issue to Growth Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Growth Fund as of the Valuation Time. Each holder of Growth Fund shares will receive, in return for his or her proportionate interest in Growth Fund, Corresponding Shares of Fundamental Growth of the same class and having the same aggregate net asset value as the Growth Fund shares held by such shareholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to Growth Fund and the conduct of its business will be deducted from the assets of Growth Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at the Meeting. MLIM has agreed to bear all Reorganization expenses that are directly attributable to Fundamental Growth and the conduct of its business. These expenses are expected to include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus. Certain additional expenses of the Reorganization, including, but not limited to, expenses in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of the Agreement and Plan, legal fees, transfer agent fees, and audit fees, will be borne equally by Growth Fund and MLIM, which has agreed to bear such expenses on behalf of Fundamental Growth. The expenses of the Reorganization attributable to Growth Fund are currently estimated to be $1,835,600 and the expenses of the Reorganization attributable to Fundamental Growth (which will be borne by MLIM) are currently estimated to be $211,200.

     Required Approvals. Under Growth Fund's Charter, shareholder approval of the Agreement and Plan requires the affirmative vote of Growth Fund shareholders representing not less than two-thirds of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Growth Fund to Fundamental Growth, each Growth Fund shareholder will receive Corresponding Shares of Fundamental Growth. In addition, Growth Fund will terminate its registration under the Investment Company Act and its existence as a business trust under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of Growth Fund and Fundamental Growth pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Growth Fund shareholders, an opinion of counsel being received with respect to certain tax matters, opinions of counsel being received with respect to certain securities and other matters and the continuing accuracy of various representations and warranties of Growth Fund and Fundamental Growth being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after approval thereof by the Growth Fund shareholders, prior to the Closing Date, or the Closing Date may be postponed: (i) by consent of the Boards of Growth Fund and Fundamental Growth; (ii) by Growth Fund if any condition to Growth Fund's obligations has not been fulfilled or waived by such Fund; or
(iii) by Fundamental Growth if any condition to Fundamental Growth's obligations has not been fulfilled or waived by such Fund.

Potential Benefits to Shareholders as a Result of the Reorganization

     The Board of Growth Fund believes that shareholders of Growth Fund are likely to benefit from the Reorganization. Following the Reorganization, Growth Fund shareholders will remain invested in an open-end fund that has capital growth as its investment objective and a portfolio of equity securities. In addition, Growth Fund shareholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

     Specifically, after the Reorganization the pro forma operating expense ratio of the Combined Fund, as a percentage of its net assets, is expected to be lower than the current operating expense ratio for Growth Fund (excluding any voluntary waiver of investment advisory fees due from Growth Fund). See "Summary -- The Reorganization -- Fee Tables." In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the operating expense ratio borne by Growth Fund shareholders. To illustrate the economies of scale that may be achieved as a result of the Reorganization, the table below shows the operating expense ratio of each class of shares for Fundamental Growth and Growth Fund as of February 28, 2001 and, assuming the Reorganization had taken place on February 28, 2001, the estimated pro forma operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution fees and account maintenance fees with respect to Fundamental Growth, Growth Fund and the Combined Fund, and excluding any voluntary waiver of investment advisory fees due from Growth Fund).

                                 Overall Operating Expense Ratio
                       ---------------------------------------------------
                                    Actual                       Pro Forma
                       ----------------------------              ---------
                       Fundamental           Growth              Combined
Class of Shares          Growth               Fund                 Fund
                       -----------           ------              ---------
A...................      0.75%               1.01%                0.74%
B...................      1.76%               2.01%                1.74%
C...................      1.77%               2.01%                1.74%
D...................      0.99%               1.26%                0.99%

     The following table sets forth (i) the net assets of Fundamental Growth as of its last three fiscal year ends and as of May 31, 2001, and (ii) the net assets of Growth Fund as of its last three fiscal year ends and as of May 31, 2001.


             Fundamental Growth                                 Growth Fund
------------------------------------------     ------------------------------------------
         Date                 Net Assets                Date                 Net Assets
---------------------     ----------------     ----------------------    ----------------
As of August 31, 1998     $  1,097,372,333     As of October 31, 1998    $  4,978,217,224
As of August 31, 1999     $  3,576,593,893     As of October 31, 1999    $  2,872,781,812
As of August 31, 2000     $  6,633,268,363     As of October 31, 2000    $  2,580,746,160
As of May 31, 2001        $  5,865,595,670     As of May 31, 2001        $  1,673,811,829

--------------------------------------------------------------------------------

     This table illustrates that the net assets of Fundamental Growth have been generally increasing for the period August 31, 1998 through May 31, 2001, while the net assets of Growth Fund have been decreasing for the period October 31, 1998 through May 31, 2001. If these trends were to continue, MLIM anticipates that Fundamental Growth would experience increased economies of scale which, as a result, would reduce Fundamental Growth's overall operating expense ratio, while Growth Fund would experience a higher operating expense ratio due to the continuing reduction in its net assets. No assurance can be given that the foregoing would in fact occur. MLIM believes that the economies of scale that may be realized by the Combined Fund as a result of the Reorganization would be beneficial to Growth Fund shareholders.

     Based on the foregoing, the Board of Growth Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Fundamental Growth and the Board of Growth Fund determined that the interests of the existing shareholders of the applicable Fund would not be diluted as a result of the Reorganization and that the Reorganization was in the best interests of the applicable Fund.

Tax Consequences of the Reorganization

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Growth Fund and Fundamental Growth have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Fundamental Growth intends to continue to so qualify after the Reorganization. Growth Fund and Fundamental Growth shall have received an opinion of Sidley Austin Brown & Wood LLP, counsel to Fundamental Growth and special tax counsel to Growth Fund, to the effect that for Federal income tax purposes: (i) the transfer of all of the assets of Growth Fund to Fundamental Growth in return solely for shares of Fundamental Growth as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Growth Fund and Fundamental Growth will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Growth Fund as a result of the asset transfer solely in return for Fundamental Growth shares or on the distribution of the Fundamental Growth stock to Growth Fund shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Fundamental Growth on the receipt of assets of Growth Fund in return for Fundamental Growth shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Growth Fund on the receipt of Corresponding Shares of Fundamental Growth in return for their shares of Growth Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of Growth Fund's assets in the hands of Fundamental Growth will be the same as the tax basis of such assets in the hands of Growth Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth received by the shareholders of Growth Fund in the Reorganization will be equal to the tax basis of the shares of Growth Fund surrendered; (vii) in accordance with
Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares of Fundamental Growth will be determined by including the period for which such shareholder held the shares of Growth Fund exchanged therefor provided, that such Growth Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Fundamental Growth's holding period with respect to the Growth Fund assets transferred will include the period for which such assets were held by Growth Fund; and (ix) the taxable year of Growth Fund will end on the effective date of the Reorganization, and pursuant to
Section 381(a) of the Code and regulations thereunder, Fundamental Growth will succeed to and take into account certain tax attributes of Growth Fund, such as earnings and profits, capital loss carryovers and method of accounting.

     Under Section 381(a) of the Code, Fundamental Growth will succeed to and take into account certain tax attributes of Growth Fund, including but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which would reduce the benefit of these attributes to Fundamental Growth. As of February 28, 2001, each of Growth Fund and Fundamental Growth had significant net realized capital losses and significant net unrealized capital losses. As of such date, the amount of each Fund's net realized capital losses and net unrealized capital losses as a percentage of its net asset value was substantially similar. After the Reorganization, and subject to certain limitations, the shareholders of each Fund may benefit from the ability of the Combined Fund to use such capital losses to offset any realized capital gains.

     Shareholders should consult their tax advisors regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisors as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Growth Fund and Fundamental Growth have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Fundamental Growth intends to continue to so qualify.

Appraisal Rights

     Shareholders of Growth Fund are not entitled to appraisal rights in connection with the acquisition.

Capitalization

     The following table sets forth as of February 28, 2001, (i) the capitalization of Growth Fund, (ii) the capitalization of Fundamental Growth, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.


                                Capitalization of Fundamental Growth and Growth Fund
                                         and Pro Forma Capitalization of the
                                   Combined Fund as of February 28, 2001 (unaudited)

                                              Fundamental Growth

                                           Class A             Class B              Class C              Class D
                                       --------------       --------------        ------------       --------------
Total Net Assets:..............        $1,028,534,852       $2,800,424,387        $619,472,942       $1,472,654,237
Shares Outstanding.............            49,126,759          143,042,022          31,454,824           71,176,520
   Net Asset Value Per Share:..                $20.94               $19.58              $19.69               $20.69

                                                  Growth Fund

                                           Class A             Class B              Class C              Class D
                                       --------------       --------------        ------------       --------------
Total Net Assets:..............          $496,550,053         $733,113,643         $64,708,637         $519,916,886
Shares Outstanding.............            26,840,672           44,277,693           3,940,191           28,346,073
   Net Asset Value Per Share:..                $18.50               $16.56              $16.42               $18.34

                                                 Combined Fund*

                                          Class A             Class B              Class C              Class D
                                       --------------       --------------        ------------       --------------
Total Net Assets:..............        $1,498,851,525       $3,479,931,973        $675,130,002       $1,960,511,400
Shares Outstanding.............            72,431,401          179,837,297          34,683,357           95,868,151
   Net Asset Value Per Share:..                $20.69               $19.35              $19.47               $20.45
---------------
*    Total Net Assets and Net Asset Value Per Share include the aggregate value of Growth Fund's net assets which would have been transferred to Fundamental Growth had the Reorganization taken place on
     February 28, 2001. Assumes distribution of undistributed realized capital gains and foreign currency transactions and the charge for estimated Reorganization expenses of $1,835,600 attributable to
     Growth Fund. No assurance can be given as to how many shares of Fundamental Growth the Growth Fund shareholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fundamental Growth that actually will be received on or after such date.


                       INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

     The Meeting will be held on October 15, 2001, at the offices of MLIM, 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Growth Fund. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" the approval of the Agreement and Plan.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of Growth Fund at the close of business on August 17, 2001 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were _________________ shares of Growth Fund issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial and Registered Owners and Management of Growth Fund and Fundamental Growth

     To the knowledge of Growth Fund, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Growth Fund's outstanding shares as of the Record Date.

     At the Record Date, the Board Members and officers of Growth Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of Growth Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Fundamental Growth, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Fundamental Growth's outstanding shares as of the Record Date.

     At the Record Date, the Board Members and officers of Fundamental Growth as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of Fundamental Growth and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

     For purposes of this Proxy Statement and Prospectus, each share of each class of Growth Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Growth Fund shareholders representing not less than two-thirds of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Shareholders of Growth Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any shareholder of Growth Fund may redeem his or her Growth Fund shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of one-third of the outstanding shares of Growth Fund, present in person or by proxy, at the Meeting. If, by the time scheduled for the Meeting, a quorum of Growth Fund's shareholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the shareholders of Growth Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Growth Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of Growth Fund.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus and the expenses related to solicitation of proxies to be voted at the Meeting will be borne by Growth Fund. Growth Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Growth Fund and will reimburse certain persons that Growth Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Growth Fund.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Growth Fund. [Growth Fund has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, 1-___-___-____, to aid in the solicitation of proxies, at a cost to be borne by Growth Fund of approximately $__________ plus out-of-pocket expenses, which are estimated to be $__________.]

     Broker-dealer firms, including Merrill Lynch, holding shares of Growth Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Growth Fund and Fundamental Growth, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Growth Fund and Fundamental Growth file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Growth Fund, and Fundamental Growth can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Fundamental Growth Prospectus, the Fundamental Growth Statement, the Growth Fund Prospectus, the Growth Fund Statement, other material incorporated herein by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     In November, 2000, a putative class action lawsuit was filed in Federal Court in the Middle District of Florida on behalf of Florida investors against Growth Fund, MLIM, certain present and former individual Board Members of Growth Fund and Merrill Lynch seeking damages. The plaintiffs, who are trustees of and participants in certain 401(k) profit sharing plans, purport to assert claims against the defendants on their own behalf and on behalf of the plans, the plans' participants and all similarly situated shareholders of Growth Fund who invested in Florida. The alleged class consists of "all persons and entities who purchased or sold the Growth Fund in Florida through Merrill Lynch, or any related entity . . . at any time from November 1, 1997, up through and including April 30, 1999." The lawsuit involves two claims based on the Florida Securities and Investor Protection Act and the Florida Deceptive and Unfair Trade Practices Act, respectively. The substance of both claims is that Growth Fund and the other defendants misrepresented and omitted material facts regarding the "true nature of the Fund and its holdings." The defendants, including Growth Fund, have filed a motion to dismiss the plaintiffs' complaint for lack of subject matter jurisdiction. There has been no decision yet with respect to this motion. Growth Fund and the other defendants believe that the lawsuit is without merit and intend to defend vigorously against the claims. A second, nearly identical action was filed in Florida state court by one of the original plaintiffs in the federal action. This lawsuit has been removed under the Securities Litigation Uniform Standards Act to federal court. Plaintiffs have made a motion to remand this action to state court, which defendants have opposed. An oral argument has been scheduled in this matter for August 13, 2001. Growth Fund and the other defendants also believe that this second lawsuit is without merit and have moved to have the complaint dismissed. The two actions have not been consolidated, although both are pending before the same district court judge. There are no material legal proceedings to which Fundamental Growth is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Fundamental Growth by Sidley Austin Brown & Wood LLP, One World Trade Center, New York, New York 10048. Certain legal matters in connection with the Reorganization will be passed upon for Growth Fund by Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022. Shearman & Sterling will rely as to matters of Massachusetts law on the opinion of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110-1726. Certain tax matters will be passed upon for Growth Fund by Sidley Austin Brown & Wood LLP, special tax counsel to Growth Fund, One World Trade Center, New York, New York 10048.

                                    EXPERTS

     The financial highlights of Growth Fund and Fundamental Growth included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP and Ernst & Young LLP, respectively, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York, 10281-1008. The principal address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830-0471. Ernst & Young LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

                             SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at any subsequent meetings of shareholders of Growth Fund must be received by Growth Fund in a reasonable time before the solicitation relating to such meeting is to be made by the Board of Growth Fund in order to be considered in Growth Fund's proxy statement and form of proxy relating to the meeting. Any shareholder of Growth Fund who desires to bring a proposal at any subsequent meeting of the shareholders of Growth Fund without including such proposal in Growth Fund's proxy statement relating to the meeting must deliver notice of such proposal to Growth Fund in a reasonable time before Growth Fund begins to print and mail the proxy solicitation materials to be used in connection with such meeting.

                                           By Order of the Board of Trustees,


                                           LORI A. MARTIN
                                           Secretary, Merrill Lynch Growth Fund


                                                                      EXHIBIT I


                      AGREEMENT AND PLAN OF REORGANIZATION

                                 BY AND BETWEEN

                           MERRILL LYNCH GROWTH FUND

                                      AND

                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


                          DATED AS OF AUGUST 21, 2001


                               Table of Contents
                                                                       Page No.


1.Defined Terms; Sections and Exhibits; Miscellaneous Terms................5
    a.  Definitions........................................................5
    b.  Use of Defined Terms...............................................7
    c.  Sections and Exhibits..............................................7
    d.  Miscellaneous Terms................................................7

2.The Reorganization.......................................................8
    a.  Transfer of Assets.................................................8
    b.  Assumption of Liabilities..........................................8
    c.  Issuance and Valuation of Corresponding Shares in the
        Reorganization.....................................................8
    d.  Distribution of Corresponding Shares to Growth Fund
        Shareholders.......................................................8
    e.  Interest; Proceeds.................................................8
    f.  Valuation Time.....................................................8
    g.  Evidence of Transfer...............................................8
    h.  Dissolution and Deregistration.....................................8

3.Representations and Warranties of Growth Fund............................8
    a.  Formation and Qualification........................................8
    b.  Licenses...........................................................9
    c.  Authority..........................................................9
    d.  Financial Statements...............................................9
    e.  Semi-Annual Report to Shareholders.................................9
    f.  Prospectus and Statement of Additional Information.................9
    g.  Litigation.........................................................9
    h.  Material Contracts.................................................9
    i.  No Conflict.......................................................10
    j.  Undisclosed Liabilities...........................................10
    k.  Taxes.............................................................10
    l.  Assets............................................................10
    m.  Consents..........................................................10
    n.  N-14 Registration Statement.......................................10
    o.  Capitalization....................................................10
    p.  Books and Records.................................................11

4.Representations and Warranties of Fundamental Growth....................11
    a.  Incorporation and Qualification...................................11
    b.  Licenses..........................................................11
    c.  Authority.........................................................11
    d.  Financial Statements..............................................11
    e.  Semi-Annual Report to Stockholders................................11
    f.  Prospectus and Statement of Additional Information................12
    g.  Litigation........................................................12
    h.  Material Contracts................................................12
    i.  No Conflict.......................................................12
    j.  Undisclosed Liabilities...........................................12
    k.  Taxes.............................................................12
    l.  Consents..........................................................12
    m.  N-l4 Registration Statement.......................................12
    n.  Capitalization....................................................13
    o.  Corresponding Shares..............................................13

5.Covenants of Growth Fund and Fundamental Growth.........................13
    a.  Special Shareholders' Meeting.....................................13
    b.  Unaudited Financial Statements....................................13
    c.  Share Ledger Records of Fundamental Growth........................14
    d.  Conduct of Business...............................................14
    e.  Dissolution and Deregistration of Growth Fund.....................14
    f.  Filing of N-l4 Registration Statement.............................14
    g.  Corresponding Shares..............................................14
    h.  Tax Returns.......................................................14
    i.  Combined Proxy Statement and Prospectus Mailing...................14
    j.  Confirmation of Tax Basis.........................................15
    k.  Shareholder List..................................................15
    l.  Fundamental Growth's Continued Existence..........................15

6.Closing Date............................................................15

7.Growth Fund Conditions..................................................15
    a.  Representations and Warranties....................................15
    b.  Performance.......................................................15
    c.  Shareholder Approval..............................................15
    d.  Approval of Board of Directors of Fundamental Growth..............15
    e.  Deliveries by Fundamental Growth..................................16
    f.  No Adverse Change.................................................18
    g.  Absence of Litigation.............................................18
    h.  Proceedings and Documents.........................................18
    i.  N-l4 Registration Statement.......................................18
    j.  Compliance with Laws; No Adverse Action or Decision...............18
    k.  Commission Orders or Interpretations..............................18

8.Fundamental Growth Conditions...........................................18
    a.  Representations and Warranties....................................18
    b.  Performance.......................................................19
    c.  Shareholder Approval..............................................19
    d.  Approval of Board of Trustees of Growth Fund......................19
    e.  Deliveries by Growth Fund.........................................19
    f.  No Adverse Change.................................................21
    g.  Absence of Litigation.............................................21
    h.  Proceedings and Documents.........................................21
    i.  N-l4 Registration Statement.......................................21
    j.  Compliance with Laws; No Adverse Action or Decision...............21
    k.  Commission Orders or Interpretations..............................21
    l.  Dividends.........................................................21

9.Termination, Postponement and Waivers...................................22
    a.  Termination of Agreement..........................................22
    b.  Commission Order..................................................22
    c.  Effect of Termination.............................................22
    d.  Waivers; Non-Material Changes.....................................22

10.Survival of Representations and Warranties.............................23

11.Other Matters..........................................................23
    a.  Legend............................................................23
    b.  Obligations.......................................................23
    c.  Further Assurances................................................23
    d.  Notices...........................................................23
    e.  Entire Agreement..................................................24
    f.  Amendment.........................................................24
    g.  Governing Law.....................................................24
    h.  Assignment........................................................24
    i.  Fees and Expenses.................................................24
    j.  Severability......................................................24
    k.  Headings..........................................................24
    l.  Counterparts......................................................24


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 21st day of August 2001, by and between MERRILL LYNCH GROWTH FUND, a Massachusetts business trust ("Growth Fund"), and MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., a Maryland corporation ("Fundamental Growth").

                             PLAN OF REORGANIZATION

     The reorganization will consist of (i) the acquisition of the Assets (as defined herein), and assumption of the Assumed Liabilities (as defined herein), by Fundamental Growth solely in return for an equal aggregate value of newly issued Corresponding Shares (as defined herein) of Fundamental Growth equal to the net asset value of the Assets (after deducting the Assumed Liabilities) determined in accordance with Section 2(c) hereof, (ii) the subsequent distribution by Growth Fund of the Corresponding Shares to its shareholders in proportion to such shareholders' interest in Growth Fund in liquidation of Growth Fund, and (iii) the dissolution and deregistration of Growth Fund, all upon and subject to the terms hereinafter set forth (the "Reorganization"). In the course of the Reorganization, shares of Fundamental Growth will be distributed to Growth Fund shareholders as follows: each holder of Growth Fund shares will be entitled to receive shares of Fundamental Growth common stock, par value $.10 per share, of the same class (i.e., Class A, Class B, Class C or Class D) (collectively, "Corresponding Shares"), as the shares of Growth Fund owned by such shareholder on the Closing Date (as defined herein). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Growth Fund on the Closing Date. The aggregate net asset value of the Corresponding Shares to be received by each shareholder of Growth Fund will equal the aggregate net asset value of the Growth Fund shares owned by such shareholder as of the Valuation Time (as defined herein). It is intended that the Reorganization described herein shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the liquidation of Growth Fund pursuant to the Reorganization, Growth Fund shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and shall terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                                   AGREEMENT

     NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Growth Fund and Fundamental Growth hereby agree as follows:

1. Defined Terms; Sections and Exhibits; Miscellaneous Terms

     a. Definitions. As used herein the following terms have the following respective meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement" has the meaning ascribed thereto in the introduction hereof.

          "Assets" has the meaning ascribed thereto in Section 2(a) hereof.

          "Assumed Liabilities" has the meaning ascribed thereto in Section 2(b) hereof.

          "Closing Date" has the meaning ascribed thereto in Section 6 hereof.

          "Code" has the meaning ascribed thereto in the first paragraph under the heading "Plan of Reorganization" hereof.

          "Commission" shall mean the Securities and Exchange Commission.

          "Corresponding Shares" has the meaning ascribed thereto in the first paragraph under the heading "Plan of Reorganization" hereof.

          "Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of December 1, 2000, as amended or supplemented, by and among Growth Fund, Fundamental Growth, other investment companies, various banks, The Bank of New York, as syndication agent, National Australia Bank Limited, as co-documentation agent, State Street Bank and Trust Company, as co-documentation agent, Bank One, NA, as administrative agent for the Banks, and Banc One Capital Markets, Inc., as Sole Lead Arranger and Sole Book Manager.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fundamental Growth" has the meaning ascribed thereto in the introduction hereof.

          "Fundamental Growth Articles of Incorporation" shall mean the Articles of Incorporation of Fundamental Growth dated as of April 30, 1992, as amended from time to time.

          "Fundamental Growth Prospectus" shall mean the prospectus of Fundamental Growth dated as of December 11, 2000, as amended or supplemented.

          "Fundamental Growth Statement of Additional Information" shall mean the statement of additional information of Fundamental Growth dated as of December 11, 2000, as amended or supplemented.

          "Governmental Authority" shall mean any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, country, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

          "Growth Fund" has the meaning ascribed thereto in the introduction hereof.

          "Growth Fund Declaration of Trust" shall mean the Declaration of Trust of Growth Fund dated as of December 11, 1986, as amended from time to time.

          "Growth Fund Prospectus" shall mean the prospectus of Growth Fund dated as of February 16, 2001, as amended or supplemented.

          "Growth Fund Statement of Additional Information" shall mean the statement of additional information of Growth Fund dated as of February 16, 2001, as amended or supplemented.

          "Investment Company Act" has the meaning ascribed thereto in the second paragraph under the heading "Plan of Reorganization."

          "Investments" shall mean, with respect to any Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein, with such additions thereto and deletions therefrom as may have arisen in the course of such Person's business up to such date; and (ii) all other assets owned by such Person or liabilities incurred as of such date.

          "Licenses" has the meaning ascribed thereto in Section 3(b) hereof.

          "Lien" shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

          "Material Adverse Effect" shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on:
     (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby, other than, in each case, any change relating to the economy or securities markets in general.

          "MLIM" shall mean Merrill Lynch Investment Managers, L.P.

          "N-l4 Registration Statement" has the meaning ascribed thereto in
     Section 3(n) hereof.

          "Permitted Liens" shall mean, with respect to any Person, any Lien arising by reason of (i) taxes, assessments, governmental charges or claims that are either not yet delinquent, or being contested in good faith for which adequate reserves have been recorded, (ii) the Federal or state securities laws, and (iii) imperfections of title or encumbrances as do not materially detract from the value or use of the Assets or materially affect title thereto.

          "Person" any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "Reorganization" has the meaning ascribed thereto in the first paragraph under the heading "Plan of Reorganization" hereof.

          "RICs" has the meaning ascribed thereto in Section 3(b) hereof.

          "SAB&W" shall mean Sidley Austin Brown & Wood LLP, counsel to Fundamental Growth.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "S&S" shall mean Shearman & Sterling, counsel to Growth Fund.

          "Valuation Time" has the meaning ascribed thereto in Section 2(f) hereof.

     b. Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

     c. Sections and Exhibits. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

     d. Miscellaneous Terms. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2.  The Reorganization

     a. Transfer of Assets. Subject to receiving the requisite approval of the shareholders of Growth Fund, and to the other terms and conditions contained herein, on the Closing Date, Growth Fund shall convey, transfer and deliver to Fundamental Growth, and Fundamental Growth shall purchase, acquire and accept from Growth Fund, free and clear of all Liens (other than Permitted Liens), substantially all of the assets (including interest accrued as of the Valuation Time on debt instruments) of Growth Fund (collectively, the "Assets").

     b. Assumption of Liabilities. Subject to receiving the requisite approval of the shareholders of Growth Fund, and to the other terms and conditions contained herein, on the Closing Date, Fundamental Growth will assume and agree to pay, perform and discharge when due substantially all of the obligations and liabilities of Growth Fund then existing, whether absolute, accrued, contingent or otherwise (collectively, the "Assumed Liabilities").

     c. Issuance and Valuation of Corresponding Shares in the Reorganization. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the net asset value of the Assets (after deducting the Assumed Liabilities) acquired by Fundamental Growth hereunder, determined as hereinafter provided shall be issued by Fundamental Growth to Growth Fund in return for the Assets and assumption of the Assumed Liabilities. The net asset value of each of Growth Fund and Fundamental Growth shall be determined in accordance with the procedures described in the Fundamental Growth Statement of Additional Information as of the Valuation Time. Such valuation and determination shall be made by Fundamental Growth in cooperation with Growth Fund.

     d. Distribution of Corresponding Shares to Growth Fund Shareholders. Pursuant to this Agreement, as soon as practicable after the Valuation Time, Growth Fund will distribute all Corresponding Shares received by it from Fundamental Growth in connection with the Reorganization to its shareholders in proportion to such shareholders' interest in Growth Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of Fundamental Growth in the amounts due the shareholders of Growth Fund based on their respective holdings in Growth Fund as of the Valuation Time.

     e. Interest; Proceeds. Growth Fund will pay or cause to be paid to Fundamental Growth any interest or proceeds it receives on or after the Closing Date with respect to the Assets.

     f. Valuation Time. The Valuation Time shall be 4:00 P.M., New York time, on __________, 2001, or such earlier or later day and time as may be mutually agreed upon in writing between the parties hereto (the "Valuation Time").

     g. Evidence of Transfer. Fundamental Growth and Growth Fund will jointly file any instrument as may be required by the State of Maryland and the Commonwealth of Massachusetts to effect the transfer of the Assets to Fundamental Growth.

     h. Dissolution and Deregistration. Growth Fund will dissolve and terminate its existence as a business trust as soon as practicable following the Closing Date by making any required filings with the Commonwealth of Massachusetts and will terminate its qualification to do business in any other states where it is presently qualified. As soon as practicable following the Closing Date, Growth Fund also will take the steps necessary to terminate its status as a registered investment company under the Investment Company Act and will terminate registration of its securities under the Securities Act.

3.  Representations and Warranties of Growth Fund.

     Growth Fund represents and warrants to Fundamental Growth as follows:

     a. Formation and Qualification. Growth Fund is a business trust duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on Growth Fund.

     b. Licenses. Growth Fund holds all permits, consents, registrations, certificates, authorizations and other approvals (collectively, "Licenses") required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on Growth Fund. Growth Fund is duly registered under the Investment Company Act as a non-diversified, open-end management investment company (File No. 811-4934), and such registration has not been revoked or rescinded and is in full force and effect. Growth Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of Growth Fund.

     c. Authority. Growth Fund has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Growth Fund and no other proceedings on the part of Growth Fund are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, except for the approval of Growth Fund shareholders as provided in Section 7(c) hereof. This Agreement has been duly and validly executed by Growth Fund and, subject to receipt of the requisite shareholder approval, this Agreement constitutes a legal, valid and binding obligation of Growth Fund enforceable against Growth Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d. Financial Statements. Fundamental Growth has been furnished with an audited statement of assets and liabilities and a schedule of Investments of Growth Fund, each as of October 31, 2000, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Such audited financial statements fairly present in all material respects the financial position of Growth Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. Semi-Annual Report to Shareholders. Fundamental Growth has been furnished with Growth Fund's Semi-Annual Report to Shareholders for the six months ended April 30, 2001, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of Growth Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. Prospectus and Statement of Additional Information. Fundamental Growth has been furnished with the Growth Fund Prospectus and the Growth Fund Statement of Additional Information, and said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. Litigation. Except as disclosed in the N-14 Registration Statement, there are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Growth Fund, threatened against Growth Fund that could reasonably be expected to have a Material Adverse Effect on Growth Fund. Growth Fund is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on Growth Fund.

     h. Material Contracts. There are no material contracts outstanding to which Growth Fund is a party that have not been disclosed in the N-14 Registration Statement, the Growth Fund Prospectus, the Growth Fund Statement of Additional Information or which will not otherwise be disclosed to Fundamental Growth prior to the Valuation Time.

     i. No Conflict. The execution and delivery of this Agreement by Growth Fund and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) Growth Fund's Declaration of Trust or by-laws, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which Growth Fund is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon Growth Fund or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on Growth Fund.

     j. Undisclosed Liabilities. Growth Fund has no material liabilities, contingent or otherwise, other than those shown on Growth Fund's statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since April 30, 2001, and those incurred in connection with the Reorganization.

     k. Taxes. Growth Fund has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Growth Fund have been adequately provided for on its books, and no tax deficiency or liability of Growth Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     l. Assets. Growth Fund has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens. Growth Fund is the direct sole and exclusive owner of the Assets. At the Closing Date, upon consummation of the transactions contemplated hereby, Fundamental Growth will have good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens.

      m. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Growth Fund of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act (including the determinations of the Board of Trustees of Growth Fund as required by Rule 17a-8(a) under the Investment Company Act ("Rule 17a-8(a)")) or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) any approval required under the Credit Agreement, (iii) the approval of not less than two-thirds of the total votes entitled to be cast at a meeting of shareholders of Growth Fund by the holders of shares entitled to vote thereon, and (iv) the approval of the Board of Trustees of Growth Fund.

     n. N-14 Registration Statement. The registration statement filed, or to be filed, by Fundamental Growth on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of Growth Fund and the prospectus of Fundamental Growth with respect to the transactions contemplated hereby, and any supplement or amendment thereto or to the documents therein (as amended and supplemented, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Closing Date, insofar as it relates to Growth Fund (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Growth Fund for use in the N-14 Registration Statement as provided in Section 5(f) hereof.

     o. Capitalization. Under its Declaration of Trust, Growth Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, divided into four classes designated Class A, Class B, Class C and Class D shares. All issued and outstanding shares of Growth Fund are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of Growth Fund to automatically convert to Class D shares of Growth Fund approximately eight years after the purchase thereof, or (ii) in connection with any automatic dividend reinvestment plan available to Growth Fund shareholders, there are no options warrants, subscriptions, calls or other rights, agreements or commitments obligating Growth Fund to issue any of its shares or securities convertible into its shares.

     p. Books and Records. The books and records of Growth Fund made available to Fundamental Growth and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Growth Fund.

4.  Representations and Warranties of Fundamental Growth.

     Fundamental Growth represents and warrants to Growth Fund as follows:

     a. Incorporation and Qualification. Fundamental Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on Fundamental Growth.

     b. Licenses. Fundamental Growth holds all Licenses required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on Fundamental Growth. Fundamental Growth is duly registered under the Investment Company Act as a diversified, open-end management investment company (File No. 811-6669), and such registration has not been revoked or rescinded and is in full force and effect. Fundamental Growth has elected and qualified for the special tax treatment afforded to RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

     c. Authority. Fundamental Growth has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Fundamental Growth and no other proceedings on the part of Fundamental Growth are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed by Fundamental Growth and constitutes a legal, valid and binding obligation of Fundamental Growth enforceable against Fundamental Growth in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d. Financial Statements. Growth Fund has been furnished with an audited statement of assets and liabilities and a schedule of Investments of Fundamental Growth, each as of August 31, 2000, said financial statements having been audited by Ernst & Young LLP, independent public accountants. Such audited financial statements fairly present in all material respects the financial position of Fundamental Growth as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. Semi-Annual Report to Stockholders. Growth Fund has been furnished with Fundamental Growth's Semi-Annual Report to Stockholders for the six months ended February 28, 2001, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of Fundamental Growth as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. Prospectus and Statement of Additional Information. Growth Fund has been furnished with the Fundamental Growth Prospectus and the Fundamental Growth Statement of Additional Information, and said Prospectus and Statement of Additional Information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Fundamental Growth, threatened against Fundamental Growth that could reasonably be expected to have a Material Adverse Effect on Fundamental Growth. Fundamental Growth is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on Fundamental Growth.

     h. Material Contracts. There are no material contracts outstanding to which Fundamental Growth is a party that have not been disclosed in the N-14 Registration Statement, the Fundamental Growth Prospectus, the Fundamental Growth Statement of Additional Information or which will not otherwise be disclosed to Growth Fund prior to the Valuation Time.

     i. No Conflict. The execution and delivery of this Agreement by Fundamental Growth and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) Fundamental Growth's Articles of Incorporation or by-laws, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which Fundamental Growth is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon Fundamental Growth or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on Fundamental Growth.

     j. Undisclosed Liabilities. Fundamental Growth has no material liabilities, contingent or otherwise, other than those shown on Fundamental Growth's statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since February 28, 2001 and those incurred in connection with the Reorganization.

     k. Taxes. Fundamental Growth has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing, and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Fundamental Growth have been adequately provided for on its books, and no tax deficiency or liability of Fundamental Growth has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     l. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Fundamental Growth of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act (including the determinations of the Board of Directors of Fundamental Growth as required by Rule 17a-8(a) thereunder) or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) any approval required under the Credit Agreement and (iii) the approval of the Board of Directors of Fundamental Growth.

     m. N-l4 Registration Statement. The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Closing Date, insofar as it relates to Fundamental Growth (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Fundamental Growth for use in the N-14 Registration Statement as provided in Section 5(f) hereof.

     n. Capitalization. Fundamental Growth is authorized to issue 1,000,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A Common Stock consists of 100,000,000 authorized shares, Class B Common Stock consists of 500,000,000 authorized shares, Class C Common Stock consists of 100,000,000 authorized shares and Class D Common Stock consists of 300,000,000 authorized shares. All issued and outstanding shares of Fundamental Growth are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of Fundamental Growth to automatically convert to Class D shares of Fundamental Growth approximately eight years after the purchase thereof or (ii) in connection with any automatic dividend reinvestment plan available to Fundamental Growth shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating Fundamental Growth to issue any of its shares or securities convertible into its shares.

     o. Corresponding Shares.

          i. The Corresponding Shares to be issued by Fundamental Growth to Growth Fund and subsequently distributed by Growth Fund to its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Fundamental Growth will have any preemptive right of subscription or purchase in respect thereof.

          ii. At or prior to the Closing Date, the Corresponding Shares to be issued by Fundamental Growth to Growth Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Fundamental Growth presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

5.  Covenants of Growth Fund and Fundamental Growth.

     a. Special Shareholders' Meeting. Growth Fund agrees to call a special meeting of its shareholders to be held as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

     b. Unaudited Financial Statements.

          i. Growth Fund hereby agrees to furnish or cause its agents to furnish to Fundamental Growth, at or prior to the Closing Date, for the purpose of determining the number of Corresponding Shares to be issued by Fundamental Growth to Growth Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of Growth Fund with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of Growth Fund (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of Growth Fund as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

          ii. Fundamental Growth hereby agrees to furnish or cause its agents to furnish to Growth Fund, at or prior to the Closing Date, for the purpose of determining the number of Corresponding Shares to be issued by Fundamental Growth to Growth Fund pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of Fundamental Growth with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of Fundamental Growth (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of Fundamental Growth as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     c. Share Ledger Records of Fundamental Growth. Fundamental Growth agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of Growth Fund in connection with the distribution of Corresponding Shares by Growth Fund to such shareholders in accordance with Section 2(d) hereof.

     d. Conduct of Business. Growth Fund and Fundamental Growth each covenants and agrees to operate its respective business in the ordinary course as presently conducted between the date hereof and the Closing Date.

     e. Dissolution and Deregistration of Growth Fund. Growth Fund agrees that following the consummation of the Reorganization, (i) it will dissolve and terminate its existence as a business trust in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law; (ii) it will not make any distributions of any Corresponding Shares other than to the shareholders of Growth Fund and without first paying or adequately providing for the payment of all of Growth Fund's liabilities not assumed by Fundamental Growth, if any; (iii) it will file an application pursuant to Section 8(f) of the Investment Company Act for an order declaring that Growth Fund has ceased to be a registered investment company; and (iv) on and after the Closing Date it shall not conduct any business except in connection with its dissolution and deregistration.

     f. Filing of N-l4 Registration Statement. Fundamental Growth will file or cause its agents to file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof. Growth Fund and Fundamental Growth agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

     g. Corresponding Shares. Growth Fund will not sell or otherwise dispose of any of the Corresponding Shares to be received by it from Fundamental Growth in connection with the Reorganization, except in distribution to the shareholders of Growth Fund in accordance with the terms hereof.

     h. Tax Returns. Growth Fund and Fundamental Growth each agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, Fundamental Growth and Growth Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Fundamental Growth agrees to retain for a reasonable period following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Fundamental Growth for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Growth Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Growth Fund with respect to Growth Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding any of the foregoing, any expenses incurred by Growth Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Growth Fund to the extent such expenses have been accrued by Growth Fund in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by MLIM at the time such tax returns and Forms 1099 are prepared.

     i. Combined Proxy Statement and Prospectus Mailing. Growth Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.

     j. Confirmation of Tax Basis. Growth Fund will deliver to Fundamental Growth on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to Fundamental Growth hereunder.

     k. Shareholder List. As soon as practicable after the close of business on the Closing Date, Growth Fund shall deliver to Fundamental Growth a list of the names and addresses of all of the shareholders of record of Growth Fund on the Closing Date and the number of shares of Growth Fund owned by each such shareholder as of such date.

     l. Fundamental Growth's Continued Existence. Following the consummation of the Reorganization, Fundamental Growth expects, and agrees to use all reasonable efforts, to stay in existence and continue its business as an open-end management investment company registered under the Investment Company Act. Fundamental Growth has no plan or intention to sell or otherwise dispose of the Assets, except for dispositions made in the ordinary course of business.

6.  Closing Date.

     The closing of the transactions contemplated by this Agreement shall be at the offices of ____________________________________ at ______ on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Growth Fund and Fundamental Growth. The date and time upon which such closing is to take place shall be referred to herein as the "Closing Date." To the extent that any Assets, for any reason, are not transferable on the Closing Date, Growth Fund shall cause such Assets to be transferred to Fundamental Growth's custody account with The Chase Manhattan Bank, N.A. at the earliest practicable date thereafter.

7.  Growth Fund Conditions.

     The obligations of Growth Fund hereunder shall be subject to the satisfaction, at or before the Closing Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for Growth Fund only and may be waived, in whole or in part, by Growth Fund at any time in its sole discretion.

     a. Representations and Warranties. The representations and warranties of Fundamental Growth made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Closing Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. Performance. Fundamental Growth shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing Date.

     c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than two-thirds of the total votes entitled to be cast at a meeting of shareholders of Growth Fund by the holders of shares entitled to vote thereon, voting together as a single class.

     d. Approval of Board of Directors of Fundamental Growth. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Directors of Fundamental Growth, including a majority of the Directors who are not "interested persons" of Fundamental Growth as defined in Section 2(a)(19) of the Investment Company Act, which shall have found, as required by Rule 17a-8(a), that (i) participation in the Reorganization is in the best interests of Fundamental Growth and (ii) the interests of the existing shareholders of Fundamental Growth will not be diluted as a result of the Reorganization.

     e. Deliveries by Fundamental Growth. At or prior to the Closing Date, Fundamental Growth shall deliver to Growth Fund, against receipt of the Assets in accordance with Section 2(a) hereof, the following:

          i. a certificate executed by the President (or a Vice President) and the Treasurer of Fundamental Growth, dated as of the Closing Date, certifying that the conditions specified in Sections 7(a), (b), and (f) have been fulfilled;

          ii. the unaudited financial statements of Fundamental Growth required by Section 5(b)(ii) hereof;

          iii. an opinion of SAB&W, as counsel to Fundamental Growth, dated as of the Closing Date, in form and substance satisfactory to Growth Fund as to the matters set forth below: (a) Fundamental Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (b) the Corresponding Shares to be issued by Fundamental Growth to Growth Fund and subsequently distributed by Growth Fund to its shareholders as provided for by the Agreement have been duly and validly authorized and, when issued and delivered pursuant to the Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Fundamental Growth will have any preemptive right of subscription or purchase in respect thereof (pursuant to Fundamental Growth's Articles of Incorporation, as amended, or the by-laws of Fundamental Growth or, to the best of such counsel's knowledge, otherwise); (c) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of Fundamental Growth and no other proceedings on the part of Fundamental Growth are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby; (d) the Agreement has been duly and validly executed by Fundamental Growth and constitutes a legal, valid and binding obligation of Fundamental Growth enforceable against Fundamental Growth in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or as to the choice of law provisions; (e) the execution and delivery of the Agreement by Fundamental Growth and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of the Articles of Incorporation or by-laws of Fundamental Growth, each as amended and in effect as of the date of the Agreement, or Maryland law; (f) to such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Fundamental Growth of the Reorganization, except for such as have been obtained from the Board of Directors of Fundamental Growth and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder and any applicable state securities laws, and under the Credit Agreement; (g) the N-14 Registration Statement has become effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the N-14 Registration Statement, as of its effective date, appears on its face in respect of Fundamental Growth to be appropriately responsive in all material respects to the requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder;
(h) such counsel does not know of any federal statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (i) the execution and delivery of the Agreement by Fundamental Growth and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of any agreement or contract filed as an exhibit to the currently effective registration statement on Form N-1A of Fundamental Growth (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained), except where such contravention, default or violation would not have a Material Adverse Effect on Fundamental Growth; and (j) such opinion is solely for the benefit of Growth Fund and its Trustees and officers. Such opinion also shall state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement, nothing has come to their attention that would lead them to believe that, on its effective date, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Fundamental Growth contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, SAB&W may state that it is relying on certificates of officers of Fundamental Growth and of MLIM with regard to matters of fact and certain certificates and written statements of government officials with respect to the organization, existence and good standing of Fundamental Growth.

          iv. an opinion of SAB&W, counsel to Fundamental Growth and special tax counsel to Growth Fund, in form and substance satisfactory to Growth Fund, to the effect that, for Federal income tax purposes, (i) the transfer of the Assets to Fundamental Growth in return solely for the Corresponding Shares and the assumption by Fundamental Growth of the Assumed Liabilities as provided for in the Agreement will constitute a reorganization within the meaning of Section 368(a)(l)(C) of the Code, and Growth Fund and Fundamental Growth will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361 of the Code, no gain or loss will be recognized to Growth Fund as a result of the asset transfer solely in return for the Corresponding Shares and the assumption by Fundamental Growth of the Assumed Liabilities or on the distribution of the Corresponding Shares to Growth Fund shareholders as provided for in the Agreement; (iii) under
Section 1032 of the Code, no gain or loss will be recognized to Fundamental Growth on the receipt of the Assets in return for the Corresponding Shares and the assumption by Fundamental Growth of the Assumed Liabilities as provided for in the Agreement; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Growth Fund on the receipt of Corresponding Shares in return for their shares of Growth Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Assets in the hands of Fundamental Growth will be the same as the tax basis of such Assets in the hands of Growth Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by the shareholders of Growth Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Growth Fund surrendered in return therefore; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares will be determined by including the period for which such shareholder held the shares of Growth Fund exchanged therefore; provided, that such Growth Fund shares were held as a capital asset;
(viii) in accordance with Section 1223 of the Code, Fundamental Growth's holding period with respect to the Assets acquired by it will include the period for which such Assets were held by Growth Fund; and (ix) the taxable year of Growth Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Fundamental Growth will succeed to and take into account certain tax attributes of Growth Fund, such as earnings and profits, capital loss carryovers and method of accounting.

          v. a letter from Ernst & Young LLP dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Growth Fund, to the effect that (i) they are independent public accountants with respect to Fundamental Growth within the meaning of the Securities Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and supplementary information of Fundamental Growth included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Growth Fund and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Fundamental Growth included in the N-14 Registration Statement, and inquiries of certain officials of Fundamental Growth responsible for financial and accounting matters, nothing came to its attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Growth Fund and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Fundamental Growth appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars)(with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Fundamental Growth or from schedules prepared by officials of Fundamental Growth having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     f. No Adverse Change. There shall have occurred no material adverse change in the financial position of Fundamental Growth since February 28, 2001 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

     g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to Growth Fund and its counsel, and Growth Fund and its counsel shall have received all such counterpart originals or certified or other copies of such documents as Growth Fund or its counsel may reasonably request.

     i. N-l4 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fundamental Growth or Growth Fund, contemplated by the Commission.

     j. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of Fundamental Growth or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     k. Commission Orders or Interpretations. Growth Fund shall have received from the Commission such orders or interpretations as S&S, as counsel to Growth Fund, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided, that such counsel shall have requested such orders or interpretations as promptly its practicable, and all such orders shall be in full force and effect.

8.  Fundamental Growth Conditions.

     The obligations of Fundamental Growth hereunder shall be subject to the satisfaction, at or before the Closing Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for Fundamental Growth only and may be waived, in whole or in part, by Fundamental Growth at any time in its sole discretion.

     a. Representations and Warranties. The representations and warranties of Growth Fund made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Closing Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. Performance. Growth Fund shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Closing Date.

     c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than two-thirds of the total votes entitled to be cast at a meeting of shareholders of Growth Fund by the holders of shares entitled to vote thereon, voting together as a single class.

     d. Approval of Board of Trustees of Growth Fund. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Trustees of Growth Fund, including a majority of the Trustees who are not "interested persons" of Growth Fund within the meaning of Section 2(a)(19) of the Investment Company Act, which shall have found, as required by Rule 17a-8(a), that (i) participation in the Reorganization is in the best interests of Growth Fund and (ii) the interests of the existing shareholders of Growth Fund will not be diluted as a result of the Reorganization.

     e. Deliveries by Growth Fund. At or prior to the Closing Date, Growth Fund shall deliver to Fundamental Growth, against the assumption by Fundamental Growth of the Assumed Liabilities and the receipt of the Corresponding Shares in accordance with Sections 2(b) and (c) hereof, respectively, the following:

          i. a certificate executed by the President (or a Vice President) and the Treasurer of Growth Fund, dated as of the Closing Date, certifying that the conditions specified in Sections 8(a), (b), (c) and (f) have been fulfilled;

          ii. the unaudited financial statements of Growth Fund required by
Section 5(b)(i) hereof;

          iii. Fundamental Growth shall have received an opinion of S&S, as counsel to Growth Fund, dated as of the Closing Date, in form and substance satisfactory to Fundamental Growth, as to the matters set forth below: (a) to such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by Growth Fund of the Reorganization, except for such as have been obtained from the Board of Trustees and shareholders of Growth Fund and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, applicable state securities laws, and under the Credit Agreement; (b) the proxy statement of Growth Fund contained in the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; (c) such counsel does not know of any federal statutes, legal or governmental proceedings or contracts or other documents in respect of Growth Fund related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (d) the execution and delivery of the Agreement by Growth Fund and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of any agreement or contract filed as an exhibit to the currently effective registration statement on Form N-1A of Growth Fund (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained), except where such contravention, default or violation would not have a Material Adverse Effect on Growth Fund; (e) the Agreement constitutes a legal, valid and binding obligation of Growth Fund enforceable against Growth Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or as to the choice of law provisions; and (f) such opinion is solely for the benefit of Fundamental Growth and its Directors and officers. Such opinion also shall state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement, nothing has come to their attention that would lead them to believe that, on the effective date of the N-14 Registration Statement, the proxy statement of Growth Fund contained in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Growth Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, S&S may state that it is relying on certificates of officers of Growth Fund and of MLIM with regard to matters of fact, and that it is not opining as to any matters under Massachusetts law, as to which Bingham Dana LLP shall provide an opinion, and that to the extent the opinion set forth in clause (e) is premised on matters of Massachusetts law, it is relying on such opinion of Bingham Dana LLP.

          iv. an opinion of Bingham Dana LLP as special Massachusetts counsel to Growth Fund, dated as of the Closing Date, in form and substance satisfactory to Fundamental Growth, as to the matters set forth below: (a) Growth Fund is a trust with transferable shares of beneficial interest validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (b) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly authorized by Growth Fund; (c) the Agreement has been duly authorized and, to the extent Massachusetts law applies, has been duly executed by Growth Fund; (d) the execution and delivery of the Agreement by Growth Fund and the consummation of the transactions contemplated thereby do not violate Growth Fund's Declaration of Trust or by-laws, each as amended and in effect on the date of the Agreement, or, to the best of such counsel's knowledge, Massachusetts law; (e) to the best of such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Massachusetts state court or governmental authority, is required under Massachusetts law for the consummation by Growth Fund of the Reorganization, except (i) a filing with the Secretary of the Commonwealth of Massachusetts to terminate Growth Fund, (ii) such as have been obtained from the Board of Trustees and shareholders of Growth Fund and (iii) such as may be required under Massachusetts state securities law, about which we express no opinion; and (f) that such opinion is solely for the benefit of Fundamental Growth and its Directors and officers; provided that S&S shall be permitted to rely on such opinion for purposes of its opinion as set forth in the preceding paragraph. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of Growth Fund with regard to matters of fact and certain certificates and written statements of government officials with respect to the organization, existence and good standing of Growth Fund.

          v. an opinion of SAB&W, as counsel to Fundamental Growth and special tax counsel to Growth Fund, in form and substance satisfactory to Fundamental Growth, with respect to the matters specified in Section 7(e)(iv) hereof.

          vi. a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Growth Fund for the period ended October 31, 2000 (which returns originally were prepared and filed by Growth Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Growth Fund for the period covered thereby; and that for the period from November 1, 2000, to and including the Closing Date and for any taxable year of Growth Fund ending upon the termination of Growth Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 2000, to and including the Closing Date and for any taxable year of Growth Fund ending upon the termination of Growth Fund or that Growth Fund would not continue to qualify as a regulated investment company for Federal income tax purposes.

          vii. a letter from Deloitte & Touche LLP dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Fundamental Growth, to the effect that (i) they are independent public accountants with respect to Growth Fund within the meaning of the Securities Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and supplementary information of Growth Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Growth Fund and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Growth Fund included in the N-14 Registration Statement, and inquiries of certain officials of Growth Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Growth Fund and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Growth Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Growth Fund or from schedules prepared by officials of Growth Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     f. No Adverse Change. There shall have occurred no material adverse change in the financial position of Growth Fund since April 30, 2001 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

     g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to Fundamental Growth and its counsel, and Fundamental Growth and its counsel shall have received all such counterpart originals or certified or other copies of such documents as Fundamental Growth or its counsel may reasonably request.

     i. N-l4 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Growth Fund or Fundamental Growth, contemplated by the Commission.

     j. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of Growth Fund or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     k. Commission Orders or Interpretations. Fundamental Growth shall have received from the Commission such orders or interpretations as SAB&W, as counsel to Fundamental Growth, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

     l. Dividends. Prior to the Closing Date, Growth Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income as of the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized as of the Closing Date.

9.  Termination, Postponement and Waivers.

     a. Termination of Agreement. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10 hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Growth Fund) prior to the Closing Date, or the Closing Date may be postponed, by notice in writing prior to the Closing Date

          i. by Growth Fund or Fundamental Growth if:

               (1) the Board of Trustees of Growth Fund and the Board of Directors of Fundamental Growth so mutually agree in writing;

               (2) a material breach occurs by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

               (3) any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

          ii. by Growth Fund if any condition of Growth Fund's obligations set forth in Section 7 of this Agreement has not been fulfilled or waived by it; or

          iii. by Fundamental Growth if any condition of Fundamental Growth's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by it.

     b. Commission Order. If any order or orders of the Commission with respect to this Agreement, the Reorganization or any of the transactions contemplated hereby or thereby shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of Growth Fund and Board of Directors of Fundamental Growth to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Growth Fund, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by Fundamental Growth to Growth Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Growth Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Growth Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

     c. Effect of Termination. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either Growth Fund or Fundamental Growth or Persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     d. Waivers; Non-Material Changes. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the party that is entitled to the benefit thereof if such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of such party on behalf of which such action is taken. In addition, the Board of Trustees of Growth Fund and the Board of Directors of Fundamental Growth have delegated to MLIM, as the investment adviser to each, the ability to make non-material changes to this Agreement if MLIM deems it to be in the best interests of that Fund to do so.

10.  Survival of Representations and Warranties.

     The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither Growth Fund nor Fundamental Growth nor any of their officers or directors, trustee agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee or agent of Growth Fund or Fundamental Growth against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

11.  Other Matters.

     a. Legend. Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any persons who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Fundamental Growth will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

          THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

          and, further, that stop transfer instructions will be issued to Fundamental Growth's transfer agent with respect to such shares. Growth Fund will provide Fundamental Growth on the Closing Date with the name of any shareholder who is to the knowledge of Growth Fund an affiliate of Growth Fund on such date.

     b. Obligations. A copy of Growth Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Fundamental Growth acknowledges that the obligations of or arising out of this instrument are not binding upon any of Growth Fund's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Growth Fund.

     c. Further Assurances. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

     d. Notices. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to Growth Fund or Fundamental Growth, as applicable, at the addresses set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto five (5) business days after being deposited in the United States mail and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

     If to Growth Fund, to:                 800 Scudders Mill Road
                                            Plainsboro, New Jersey 08536
                                            Attention:  Terry K. Glenn

    With a copy to:                         Shearman & Sterling
                                            599 Lexington Avenue
                                            New York, New York 10022
                                            Attention:  Margery K. Neale, Esq.

    If to Fundamental Growth, to:           800 Scudders Mill Road
                                            Plainsboro, New Jersey 08536
                                            Attention:  Terry K. Glenn

    With a copy to:                         Sidley Austin Brown & Wood LLP
                                            One World Trade Center
                                            New York, New York 10048-0557
                                            Attention:  Frank P. Bruno, Esq.

     e. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

     f. Amendment. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     g. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

     h. Assignment. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect.

     i. Fees and Expenses. With respect to expenses incurred in connection with the Reorganization, (i) MLIM has agreed to pay all Reorganization expenses incurred which are directly attributable to Fundamental Growth and the conduct of its business, including the costs of printing sufficient copies of its prospectus, and its most recent Annual Report to accompany the proxy statement and prospectus, in connection with the N-14 Registration Statement, (ii) Growth Fund shall pay all expenses incurred which are directly attributable to Growth Fund and the conduct of its business, including the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of Growth Fund shareholders and the expenses related to the solicitation of proxies to be voted at such meeting and
(iii) Growth Fund and MLIM, on behalf of Fundamental Growth, shall pay all other expenses incurred in connection with the Reorganization equally, including, but not limited to, expenses in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of the Agreement, legal fees, transfer agent fees and audit fees.

     j. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     k. Headings. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

     l. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                               Merrill Lynch Growth Fund


                                               By: ___________________________
                                                   Name:
                                                   Title:


Attest:


By:__________________________
     Name:
     Title:

                                               Merrill Lynch Fundamental Growth
                                               Fund, Inc.


                                               By: ___________________________
                                                   Name:
                                                   Title:


Attest:


By:__________________________
     Name:
     Title:


                                                                     Exhibit II

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND
              RECORD OWNERS OF SHARES OF FUNDAMENTAL GROWTH AND GROWTH FUND

     The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of June 29, 2001:

Fundamental Growth



                                                                                          Percentage           Percentage
                      Name                                     Address                     of Class             of Fund
------------------------------------------------- ---------------------------------- ---------------------- -----------------

MERRILL LYNCH TRUST COMPANY(1)                    800 Scudders Mill Road             19.88% of Class A           3.35%
TRUSTEE FBO THE KROGER CO SAVINGS PLAN            Plainsboro, New Jersey 08536       shares

MERRILL LYNCH TRUST COMPANY(2)                    800 Scudders Mill Road             13.88% of Class A           2.34%
TRUSTEE FBO MLSIP INVESTMENT ACCOUNT              Plainsboro, New Jersey 08536       shares


Growth Fund

                                                                                          Percentage           Percentage
                      Name                                     Address                     of Class             of Fund
------------------------------------------------- ---------------------------------- ---------------------- -----------------
MERRILL LYNCH TRUST COMPANY(2) FBO MLSIP          800 Scudders Mill Road             16.51% of Class A           4.24%
INVESTMENT ACCOUNT                                Plainsboro, New Jersey 08536       shares

MERRILL LYNCH TRUST COMPANY(1) FBO THE LEE        800 Scudders Mill Road             6.05% of Class A            1.55%
ENTERPRISES INC. EMPLOYEES' RETIREMENT            Plainsboro, New Jersey 08536       shares

----------------------------
(1)   Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The plan sponsor has the authority to vote and to dispose of the shares.
(2)   Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and to dispose of the shares. To the knowledge of the relevant Fund, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.
*     Shareholder information will be provided as of the Record Date in a subsequent filing.




The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             SUBJECT TO COMPLETION
      PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 23, 2001


                               __________________

                      STATEMENT OF ADDITIONAL INFORMATION
                               __________________


                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                           MERRILL LYNCH GROWTH FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with Exchange the Proxy Statement and Prospectus of Merrill Lynch Growth Fund ("Growth Fund") and Merrill Lynch Commission Fundamental Growth Fund, Inc. ("Fundamental Growth") dated August ___, 2001 (the "Proxy Statement and is Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without effective. charge, by calling Fundamental Growth at 1-800-MER-FUND, or by writing to Fundamental Growth at the above This address. This Statement of Additional Information has been incorporated by reference into the Proxy statement Statement and Prospectus.

     Further information about Fundamental Growth is contained in and incorporated by reference to its Statement of Additional Information, dated December 11, 2000, as amended and supplemented to date, which is incorporated by reference into and accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Growth Fund and Fundamental Growth, other material incorporated by reference herein, and other information regarding Growth Fund and Fundamental Growth.

     The date of this Statement of Additional Information is August __, 2001


                               TABLE OF CONTENTS

General Information......................................................     2
Financial Statements.....................................................     2
Pro Forma Combined Schedules of Investments (unaudited)..................   F-1
Pro Forma Combined Schedules of Assets and Liabilities (unaudited).......   F-4
Pro Forma Combined Statement of Operations (unaudited)...................   F-5
Notes to Financial Statements............................................   F-6


                              GENERAL INFORMATION

     The shareholders of Growth Fund are being asked to approve the acquisition by Fundamental Growth of substantially all of the assets, and the assumption by Fundamental Growth of substantially all of the liabilities, of Growth Fund in return solely for an equal aggregate value of newly-issued shares of Fundamental Growth (the "Reorganization"). Fundamental Growth is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Shareholders of Growth Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on October 15, 2001 at 10:00 a.m., Eastern time.

     For detailed information about the Reorganization, shareholders of Growth Fund should refer to the Proxy Statement and Prospectus. For further information about Fundamental Growth, shareholders should refer to Fundamental Growth's Statement of Additional Information, dated December 11, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Fundamental Growth

     Audited financial statements and accompanying notes for the fiscal year ended August 31, 2000, and the independent auditor's report thereon, dated October 5, 2000, of Fundamental Growth are incorporated herein by reference from Fundamental Growth's Annual Report to Stockholders. Unaudited financial statements and accompanying notes of Fundamental Growth for the six-month period ended February 28, 2001 are incorporated herein by reference from Fundamental Growth's Semi-Annual Report to Stockholders.

Growth Fund

     Audited financial statements and accompanying notes for the fiscal year ended October 31, 2000, and the independent auditor's report thereon, dated December 15, 2000, of Growth Fund are incorporated herein by reference from Growth Fund's October 31, 2000 Annual Report. Unaudited financial statements and accompanying notes of Growth Fund for the six-month period ended April 30, 2001 are incorporated herein by reference from Growth Fund's April 30, 2001 Semi-Annual Report.


                                             Combined Schedule of Investments for
                                        Merrill Lynch Fundamental Growth Fund, Inc. and
                                                   Merrill Lynch Growth Fund
                                              As of February 28, 2001 (unaudited)
                                                                                                Value
                                                                      ----------------------------------------------------------
                                                                                                                   Pro Forma
                                                                                                                      for
                            Shares                                          Fundamental          Growth            Combined
Industries                   Held              Stocks                         Growth              Fund                Fund
--------------------------------------------------------------------------------------------------------------------------------
Banks                       735,000      BB&T Corporation                   $26,555,550                  -        $26,555,550
                          1,280,000      Northern Trust Corporation          90,960,000                  -         90,960,000
                            750,000      PNC Bank Corp.                      52,125,000                  -         52,125,000
                          3,825,000      Wells Fargo Company                189,873,000                  -        189,873,000
                                                                           -------------       -------------     -------------
                                                                            359,513,550                  -        359,513,550
--------------------------------------------------------------------------------------------------------------------------------
Beverages                 3,579,000      The Coca-Cola Company              153,787,000        $36,007,370        189,794,370
                          4,590,000      PepsiCo, Inc.                      179,251,200         32,256,000        211,507,200
                                                                            -----------         ----------        -----------
                                                                            333,038,200         68,263,370        401,301,570
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology             1,750,000      +Amgen Inc.                        126,000,000                  -        126,000,000
--------------------------------------------------------------------------------------------------------------------------------
Communications            1,915,308      +Cisco Systems, Inc.                         -         45,368,858         45,368,858
Equipment
                            648,200      +Comverse Technology, Inc.                   -         48,574,488         48,574,488
                          1,527,450      Corning Incorporated                         -         41,393,895         41,393,895
                            650,000      +Finisar Corporation                         -          7,637,500          7,637,500
                            579,500      +Metawave Communications
                                             Corporation                              -          6,410,719          6,410,719
                          1,026,500      Motorola, Inc.                               -         15,572,005         15,572,005
                            500,000      +Netro Corporation                           -          3,281,250          3,281,250
                                                                              ---------          ---------          ---------
                                                                                      -        168,238,715        168,238,715
--------------------------------------------------------------------------------------------------------------------------------
Computers &                 834,900      +EMC Corporation                             -         33,195,624         33,195,624
Peripherals
                            387,200      International Business
                                             Machines Corporation                     -         38,681,280         38,681,280
                             30,730      +McDATA Corporation (Class                   -            549,300            549,300
                                             A)
                            420,800      +Palm, Inc.                          7,285,100                  -          7,285,100
                                                                              ---------         ----------          ---------
                                                                              7,285,100         72,426,204         79,711,304
--------------------------------------------------------------------------------------------------------------------------------
Diversified               2,231,736      Citigroup Inc.                               -        109,756,776        109,756,776
Financials
                          1,000,000      Countrywide Credit                  44,230,000                  -         44,230,000
                                             Industries , Inc.
                            720,000      State Street Corporation            72,324,000                  -         72,324,000
                          1,524,700      T. Rowe Price Group Inc.            54,317,437                  -         54,317,437
                                                                             ----------        -----------         ----------
                                                                            170,871,437        109,756,776        280,628,213
--------------------------------------------------------------------------------------------------------------------------------
Diversified
Telecommunication
Services
                          4,120,000      Infonet Services Corporation        21,712,400                  -         21,712,400
                                           (Class B)
                          4,705,600      +McLeodUSA Incorporated
                                             (Class A)                                -         61,466,900         61,466,900
                                                                             ----------         ----------         ----------
                                                                             21,712,400         61,466,900         83,179,300
--------------------------------------------------------------------------------------------------------------------------------
Electric Utilities          460,000      +Amgen Inc.                                  -         33,120,000         33,120,000
--------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment        974,100      +Active Power, Inc.                          -         19,238,475         19,238,475
                            600,000      +Beacon Power Corporation                    -          4,462,500          4,462,500
                            100,000      +Capstone Turbine                            -          2,443,750          2,443,750
                                             Corporation
                            742,300      +Proton Energy Systems, Inc.                 -          7,051,850          7,051,850
                                                                             ----------          ---------          ---------
                                                                                      -         33,196,575         33,196,575
--------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &        2,800,000      Baker Hughes Incorporated          109,760,000                  -        109,760,000
Service
                            574,000      +Bookham Technology PLC
                                             (ADR)(a)                                 -          4,430,562          4,430,562
                          1,620,000      Diamond Offshore Drilling,          67,878,000                  -         67,878,000
                                             Inc.
                            251,000      +FuelCell Energy, Inc.                       -         11,765,625         11,765,625
                          3,025,000      Halliburton Company                120,455,500                  -        120,455,500
                            680,000      +Noble Drilling Corporation         31,654,000                  -         31,654,000
                          2,050,000      +Rowan Companies, Inc.              58,527,500                  -         58,527,500
                          1,310,000      +Sanmina Corporation                         -         38,972,500         38,972,500
                          1,988,889      +Solectron Corporation                       -         54,197,225         54,197,225
                          1,340,000      Transocean Sedco Forex Inc.         64,494,200                  -         64,494,200
                          2,415,000      +Weatherford International, Inc.   125,652,450                  -        125,652,450
                                                                            -----------        -----------        -----------
                                                                            578,421,650        109,365,912        687,787,562
--------------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailing     2,640,920      CVS Corporation                    161,096,120                  -        161,096,120
                          2,135,000      Koninklijke Ahold NV                68,795,644                  -         68,795,644
                          2,822,500      Walgreen Co.                       125,093,200                  -        125,093,200
                                                                            -----------        -----------        -----------
                                                                            354,984,964                  -        354,984,964
--------------------------------------------------------------------------------------------------------------------------------
Food Products               300,000      The Quaker Oats Company             29,256,000                  -         29,256,000
--------------------------------------------------------------------------------------------------------------------------------
Gas Utilities             2,105,000      El Paso Corporation                147,981,500                  -        147,981,500
--------------------------------------------------------------------------------------------------------------------------------
Health Care               1,033,300      Medtronic, Inc.                              -         52,884,294         52,884,294
Equipment & Supplies
--------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                   730,000      McDonald's Corporation              21,462,000                  -         21,462,000
--------------------------------------------------------------------------------------------------------------------------------
Household Durables        1,526,850      Sony Corporation (ADR)(a)          109,185,044                  -        109,185,044
--------------------------------------------------------------------------------------------------------------------------------
Household Products          750,000      Colgate-Palmolive Company           44,287,500                  -         44,287,500
--------------------------------------------------------------------------------------------------------------------------------
Industrial                8,996,400      General Electric Company           290,917,950        127,414,650        418,332,600
Conglomerates
--------------------------------------------------------------------------------------------------------------------------------
Insurance                   835,000      AFLAC Incorporated                  50,233,600                  -         50,233,600
                          3,168,000      American International             202,455,000         56,687,400        259,142,400
                                             Group, Inc.
                            900,000      Everest Re Group, Ltd.              56,925,000                  -         56,925,000
                          3,240,000      Lincoln National Corporation       142,138,800                  -        142,138,800
                             13,700      +Markel Corporation                  2,462,575                  -          2,462,575
                            477,000      Marsh & McLennan Companies,
                                             Inc.                            51,039,000                  -         51,039,000
                                                                            -----------        -----------        -----------
                                                                            505,253,975         56,687,400        561,941,375
--------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog
Retail                      250,000      +Amazon.com, Inc.                    2,531,250                  -          2,531,250
--------------------------------------------------------------------------------------------------------------------------------
Internet Software &       2,050,000      +Commerce One, Inc.                 35,746,875                  -         35,746,875
Services
                          3,485,000      +Exodus Communications, Inc.        50,968,125                  -         50,968,125
                                                                            -----------        -----------        -----------
                                                                             86,715,000                  -         86,715,000
--------------------------------------------------------------------------------------------------------------------------------
Media                     6,986,900      +AOL Time Warner Inc.              242,165,000         65,468,207        307,633,207
                          1,243,300      +Clear Channel
                                             Communications, Inc.            71,054,595                  -         71,054,595
                          1,660,300      +Hispanic Broadcasting
                                             Corporation                     37,356,750                  -         37,356,750
                            350,000      The Interpublic Group of
                                             Companies, Inc.                 13,160,000                  -         13,160,000
                          1,237,100      +Viacom, Inc. (Class B)             61,483,870                  -         61,483,870
                          3,412,300      The Walt Disney Company            105,610,685                  -        105,610,685
                                                                            -----------        -----------        -----------
                                                                            530,830,900         65,468,207        596,299,107
--------------------------------------------------------------------------------------------------------------------------------
Multi - Utilities         4,042,100      Enron Corp.                        194,135,850         82,748,000        276,883,850
--------------------------------------------------------------------------------------------------------------------------------
Multiline Retail          1,100,000      +Kohl's Corporation                 72,501,000                  -         72,501,000
                          5,780,800      Wal-Mart Stores, Inc.              213,633,850         75,926,422        289,560,272
                                                                            -----------        -----------        -----------
                                                                            286,134,850         75,926,422        362,061,272
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas                 3,848,434      +TransMontaigne Inc.(b)                      -         14,162,237         14,162,237
--------------------------------------------------------------------------------------------------------------------------------
Personal Products           725,000      The Estee Lauder Companies          28,014,000                  -         28,014,000
                                             Inc. (Class A)
                            800,000      The Gillette Company                26,008,000                  -         26,008,000
                                                                            -----------        -----------        -----------
                                                                             54,022,000                  -         54,022,000
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals             435,000      Abbott Laboratories                          -         21,310,650         21,310,650
                            662,950      American Home Products
                                             Corporation                              -         40,950,422         40,950,422
                          1,100,000      Aventis SA                          88,612,656                  -         88,612,656
                          2,603,900      Bristol-Myers Squibb Company       165,113,299                  -        165,113,299
                          1,904,000      Eli Lilly and Company              107,271,000         44,020,840        151,291,840
                          2,835,000      +Immunex Corporation                92,137,500                  -         92,137,500
                          3,540,300      Merck & Co., Inc.                  220,149,000         63,783,060        283,932,060
                          6,998,580      Pfizer Inc.                        273,384,000         41,552,100        314,936,100
                          3,586,310      Pharmacia Corporation              129,255,170         56,157,057        185,412,227
                          1,500,000      Sanofi-Synthelabo SA                80,832,840                  -         80,832,840
                            500,000      Schering-Plough Corporation                  -         20,125,000         20,125,000
                                                                            -----------        -----------        -----------
                                                                          1,156,755,465        287,899,129      1,444,654,594
--------------------------------------------------------------------------------------------------------------------------------
Semiconductor               400,000      +ASM Lithography Holding NV          8,721,486                  -          8,721,486
Equipment & Products
                          1,962,060      Intel Corporation                            -         56,041,339         56,041,339
                            500,000      +International Rectifier                     -         16,500,000         16,500,000
                                             Corp.
                          1,150,000      +Lattice Semiconductor                       -         21,203,125         21,203,125
                                             Corporation
                            467,000      +Transmeta Corporation               9,515,125                  -          9,515,125
                            519,000      +Xilinx, Inc.                                -         20,176,125         20,176,125
                                                                            -----------        -----------        -----------
                                                                             18,236,611        113,920,589        132,157,200
--------------------------------------------------------------------------------------------------------------------------------
Software                  1,480,000      +Microsoft Corporation                       -         87,227,500         87,227,500
                            450,000      +Quest Software, Inc.                        -         11,643,750         11,643,750
                          1,290,000      +Rational Software                  45,069,375                  -         45,069,375
                                             Corporation
                            270,000      +VERITAS Software                            -         17,533,125         17,533,125
                                             Corporation
                                                                            -----------        -----------        -----------
                                                                             45,069,375        116,404,375        161,473,750
--------------------------------------------------------------------------------------------------------------------------------
Specialty Retail          5,635,600      The Home Depot, Inc.               239,513,000                  -        239,513,000
                            734,400      Lowe's Companies, Inc.                       -         41,038,272         41,038,272
                                                                            -----------        -----------        -----------
                                                                            239,513,000         41,038,272        280,551,272
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications &         66,100      +Corvis Corporation                          -            685,788            685,788
Equipment
                             77,100      +TyCom, Ltd.                                 -          1,522,725          1,522,725
                                                                            -----------        -----------        -----------
                                                                                      -          2,208,513          2,208,513
--------------------------------------------------------------------------------------------------------------------------------
Wireless
Telecommunications
Services                 13,056,786      Vodafone Group PLC (ADR)(a)         27,310,000         32,648,791         59,958,791
--------------------------------------------------------------------------------------------------------------------------------
                                         Total Stocks                     5,741,425,571      1,725,245,331      7,466,670,902
--------------------------------------------------------------------------------------------------------------------------------
                             Face
                            Amount          Short-Term Securities
--------------------------------------------------------------------------------------------------------------------------------

Commercial Paper*       $50,000,000      CBA (Delaware) Finance,
                                             5.46% due 3/05/2001             49,969,667                  -         49,969,667
                         70,000,000      CIT Group Holdings,  5.52%
                                             due 3/01/2001                            -         70,000,000         70,000,000
                         63,681,000      General Motors Acceptance
                                             Corp.,  5.56% due
                                             3/01/2001                       39,887,000         23,794,000         63,681,000
                         50,000,000      J.P. Morgan Securities
                                             Inc.,  5.50% due
                                             3/01/2001                       50,000,000                  -         50,000,000
                         45,000,000      Verizon Global Funding,
                                             5.33% due 4/16/2001             44,693,525                  -         44,693,525
                                                                          --------------    ---------------    -----------------
                                         Total Short-Term Securities        184,550,192         93,794,000        278,344,192
--------------------------------------------------------------------------------------------------------------------------------
                                         Total Investments (Cost -        5,925,975,763      1,819,039,331      7,745,015,094
                                             $8,097,197,043)-100.0%
                                         Liabilities in Excess of
                                             Other Assets-0.0%               (4,889,345)        (4,750,112)      (130,590,194)**
                                                                          --------------    ---------------    -----------------
                                         Net Assets-100.0%                5,921,086,418      1,814,289,219      7,614,424,900**

+  Non-income producing security.
(a) American Depositary Receipts (ADR).
(b) Investment in an affiliated company.
*   Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**  Amounts reflect Pro Forma adjustments to the Statement of Assets and Liabilities.
See Notes to Financial Statements.


             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
              FOR MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                           MERRILL LYNCH GROWTH FUND
                            As of February 28, 2001
                                  (Unaudited)

     The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of Merrill Lynch Fundamental Growth Fund, Inc. and Merrill Lynch Growth Fund at February 28, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at February 28, 2001. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at February 28, 2001. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements of Merrill Lynch Fundamental Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended August 31, 2000 and the financial statements and related notes from the unaudited financial statements of Merrill Lynch Fundamental Growth Fund, Inc. included in its Semi-Annual Report to Stockholders for the six-month period ended February 28, 2001, which are incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch
Growth Fund included in its October 31, 2000 Annual Report and the financial statements and related notes from the unaudited financial statements of Merrill Lynch Growth Fund included in its April 30, 2001 Semi-Annual Report, which are incorporated herein by reference.


                                                                                                    Pro Forma
                                                                                                       for
                                               Fundamental         Growth                            Combined
                                                  Growth            Fund         Adjustments(1)      Fund(1)
                                            --------------    --------------     --------------  ---------------
Assets:
Investments, at value*                      $5,925,975,763    $1,819,039,330                     $7,745,015,093
Cash                                               773,119                 -                           773,119
Foreign cash                                         1,279           576,709                           577,988
Receivables:
   Securities sold                              52,050,553        95,153,000                       147,203,553
   Capital shares sold                          45,630,052           959,655                        46,589,707
   Dividends                                     3,567,786           708,508                         4,276,294
Prepaid registrations fees and other assets        219,065           130,854                           349,919
                                            --------------    --------------   --------------    ---------------
Total assets                                 6,028,217,617     1,916,568,056                      7,944,785,673

Liabilities:
Payables:
   Securities purchased                         86,823,876        93,779,592                       180,603,468
    Distributions to shareholders                        -                 -     $119,115,137      119,115,137
   Capital shares redeemed                      11,823,493         3,926,778                        15,750,271
   Distributor                                   2,960,935           790,565                         3,751,500
   Investment adviser                            2,596,036           897,666                         3,493,702
Accrued expenses and other liabilities           2,926,859         2,884,236        1,835,600        7,646,695
                                            --------------    --------------   --------------    ---------------
Total liabilities                              107,131,199       102,278,837      120,950,737      330,360,773
                                            --------------    --------------   --------------    ---------------

Net Assets:
Net Assets                                  $5,921,086,418    $1,814,289,219   $(120,950,737)    $7,614,424,900
                                            ==============    ==============   ==============    ==============

Net Assets Consist of:

Class A Common Stock, $.10 par value,
100,000,000 shares authorized                   $4,912,676        $2,684,067        $(353,603)      $7,243,140
Class B Common Stock, $.10 par value,
250,000,000 shares authorized                   14,304,202         4,427,769         (748,242)      17,983,729
Class C Common Stock, $.10 par value,
100,000,000 shares authorized                    3,145,482           394,019          (71,166)       3,468,335
Class D Common Stock, $.10 par value,
100,000,000 shares authorized                    7,117,652         2,834,607         (365,444)       9,586,815
Paid-in capital in excess of par             6,010,413,779     1,952,692,223         (297,145)   7,962,808,857
Accumulated investment loss - net               (1,736,840)      (32,739,765)                       34,476,605
Undistributed realized capital gains on
investments and foreign currency
transactions - net                              68,707,240        50,407,897     (119,115,137)               -
Unrealized depreciation on investments-net    (185,777,773)     (166,411,598)                     (352,189,371)
                                            --------------    --------------   --------------    ---------------
Net assets                                  $5,921,086,418    $1,814,289,219   $(120,950,737)    $7,614,424,900
                                            ==============    ==============   ==============    ==============

Net Asset Value:
Class A:
   Net assets                                $1,028,534,852     $496,550,053     $(26,233,380)   $1,498,851,525
   Shares outstanding                           49,126,759        26,840,672       (3,536,030)       72,431,401
   Net Asset Value                                  $20.94            $18.50                             $20.69
Class B:
   Net assets                               $2,800,424,387      $733,113,643     $(53,606,057)   $3,479,931,973
   Shares outstanding                          143,042,022        44,277,693       (7,482,418)      179,837,297
   Net Asset Value                                  $19.58            $16.56                             $19.35
Class C:
   Net Assets                                 $619,472,942       $64,708,637      $(9,051,577)     $675,130,002
   Shares outstanding                           31,454,824         3,940,191         (711,658)       34,683,357
   Net Asset Value                                  $19.69            $16.42                             $19.47
Class D:
   Net Assets                               $1,472,654,237      $519,916,886     $(32,059,723)   $1,960,511,400
   Shares outstanding                           71,176,520        28,346,073       (3,654,442)       95,868,151
   Net Asset Value                                  $20.69            $18.34                             $20.45
*identified cost                            $6,111,753,536    $1,985,443,507                     $8,097,197,043

---------------
(1) Reflects the charge for estimated Reorganization expenses of $1,835,600 attributable to Growth Fund. The estimated Reorganization expenses of $211,200 attributable to Fundamental Growth will be paid by Merrill Lynch Investment Managers, L.P.

See Notes to Financial Statements.


                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                 MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC AND
                           MERRILL LYNCH GROWTH FUND
                   For the Six Months Ended February 28, 2001
                                  (Unaudited)

     The following unaudited pro forma Combined Statement of Operations has been derived from the Statements of Operations of Merrill Lynch Fundamental Growth Fund, Inc. and Merrill Lynch Growth Fund for the period March 1, 2000 to February 28, 2001, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at March 1, 2000. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial operations that actually would have resulted if the Reorganization had been consummated at February 28, 2001 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the financial statements of Merrill Lynch Fundamental Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended August 31, 2000 and the financial statements and related notes from the unaudited financial statements of Merrill Lynch Fundamental Growth Fund, Inc. included in its Semi-Annual Report to Stockholders for the six-month period ended February 28, 2001, which are incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Growth Fund included in its October 31, 2000 Annual Report and the financial statements and related notes from the unaudited financial statements of Merrill Lynch Growth Fund included in its April 30, 2001 Semi-Annual Report, which are incorporated herein by reference.

                                                                                                      Pro Forma
                                                                                                        for
                                                Fundamental           Growth                          Combined
                                                  Growth               Fund        Adjustments(1)      Fund(2)
                                              ----------------    ---------------  -------------- ----------------
Investment Income:
    Dividends**                                   $20,713,186         $4,169,611                      $24,882,797
    Interest and discount earned                   19,673,898          3,079,890                       22,753,788
                                              ----------------    ---------------                 ----------------
    Total income                                   40,387,084          7,249,501                       47,636,585
                                              ----------------    ---------------                 ----------------
Expenses:
    Investment advisory fees                       18,001,215          8,302,689    $(1,700,824)       24,603,080
    Account maintenance and distribution
    fees -Class B                                  14,798,487          4,782,276                       19,580,763
    Account maintenance and distribution
    fees -Class C                                   2,957,010            424,592                        3,381,602
    Transfer agent fees - Class B                   1,817,312          1,128,492                        2,945,804
    Account maintenance fees - Class D              1,912,333            837,677                        2,750,010
    Transfer agent fees - Class D                     798,728            694,164                        1,492,892
    Transfer agent fees - Class A                     453,157            669,455                        1,122,612
    Accounting services                               364,409            151,853                          516,262
    Transfer agent fees - Class C                     386,007            107,431                          493,438
    Registration fees                                 231,208             32,113        (30,197)          233,124
    Printing and shareholder reports                   95,780            104,801        (84,911)          115,670
    Custodian fees                                    125,628             59,097                          184,725
    Professional fees                                  67,714             63,770        (63,209)           68,275
    Directors' fees and expenses                       45,440             40,975        (23,915)           62,500
    Pricing fees                                       16,038             14,684        (13,712)           17,010
    Other                                              53,458             30,006        (18,589)           64,875
                                              ----------------    ---------------   ------------  ----------------
    Total expenses                                 42,123,924         17,444,075     (1,935,357)       57,632,642
    Reimbursement of expenses                              --           (943,188)                        (943,188)
                                              ----------------    ---------------   ------------  ----------------
    Total expenses, net of reimbursement           42,123,924         16,500,887     (1,935,357)       56,689,454
                                              ----------------    ---------------   ------------  ----------------
    Investment income (loss) - net                 (1,736,840)        (9,251,386)     1,935,357        (9,052,869)
                                              ----------------    ---------------   ------------  ----------------

Realized and Unrealized Gain (Loss) on
Investments & Foreign Currency Transactions -
Net:
    Realized gain (loss) from:
     Investments - net                             91,376,206         56,089,253                      147,465,459
     Foreign currency transactions - net           (1,102,204)            (1,625)                      (1,103,829)
    Change in unrealized
    appreciation/depreciation on:
     Investments - net                         (1,788,982,857)    (1,040,183,058)                  (2,829,165,915)
     Foreign currency transactions - net               20,894             32,458                           53,352
                                              ----------------    ---------------   ------------  ----------------
    Net Decrease in Net Assets Resulting      $(1,700,424,801)     $(993,314,358)    $1,935,357   $(2,691,803,802)
     from Operations                          ----------------    ---------------   ------------  ----------------

** Net foreign withholding tax on dividends   $            --      $      13,131

(1) Reflects the anticipated savings as a result of the Reorganization through consolidation of printing, legal and other services.
(2) This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $2,046,800, and of which $1,835,600 is attributable to Growth Fund and $211,200 is attributable to
Fundamental Growth and will be paid by Merrill Lynch Investment Managers, L.P. and of which $1,835,600 is attributable to Growth Fund.


Merrill Lynch Fundamental Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies:

Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth" or the "Fund," which terms are used herein shall refer to Merrill Lynch Fundamental Growth Fund, Inc., after giving effect to the reorganization with Merrill Lynch Growth Fund ("Growth Fund" and together with the Fund, the "Funds") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

         Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Security loans -- The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2.   Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of the average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of the average net assets of the Fund in excess of $1.5 billion but not exceeding $5 billion, .575% of the average net assets of the Fund in excess of $5 billion but not exceeding $7.5 billion and
 .55% of the average net assets of the Fund in excess of $7.5 billion.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                      Account Maintenance                Distribution
                             Fee                              Fee
-------------------------------------------------------------------------------
Class B                       .25%                            .75%
-------------------------------------------------------------------------------
Class C                       .25%                            .75%
-------------------------------------------------------------------------------
Class D                       .25%                            --
-------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Funds. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Funds' Class A and Class D Shares as follows:

------------------------------------------------------------------------
                           FAMD                 MLPF&S
------------------------------------------------------------------------
Fundamental Growth
------------------------------------------------------------------------
Class A                    $1,057               $15,107
------------------------------------------------------------------------
Class D                    $79,139              $1,189,409
------------------------------------------------------------------------
Growth Fund
------------------------------------------------------------------------
Class A                    $264                 $3,876
------------------------------------------------------------------------
Class D                    $2,327               $33,550
------------------------------------------------------------------------

For the six months ended February 28, 2001, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows.

------------------------------------------------------------------------
Fundamental Growth
------------------------------------------------------------------------
Class B                                            $1,047,558
------------------------------------------------------------------------
Class C                                            $61,132
------------------------------------------------------------------------
Growth Fund

------------------------------------------------------------------------
Class B                                            $367,976
------------------------------------------------------------------------
Class C                                            $5,146
------------------------------------------------------------------------

Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers with respect to Class A and Class D Shares as follows.

------------------------------------------------------------------------
Fundamental Growth
------------------------------------------------------------------------
Class A                                            $0
------------------------------------------------------------------------
Class D                                            $1,474
------------------------------------------------------------------------
Growth Fund

------------------------------------------------------------------------
Class A                                            $0
------------------------------------------------------------------------
Class D                                            $23
------------------------------------------------------------------------

In addition, MLPF&S received $855,409 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Funds' transfer agent.

Accounting services were provided to the Funds by MLIM through December 31, 2000. Up to this date, Fundamental Growth and Growth Fund reimbursed MLIM $226,724 and $220,738, respectively, for these services. As of January 1, 2001, accounting services are provided for the Funds by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Funds. The Funds will pay the cost of these services. In addition, the Funds will reimburse MLIM for the cost of certain additional accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification.

     Reference is made to Article VI of the Articles of Incorporation of Merrill Lynch Fundamental Growth Fund, Inc. (the "Registrant"), Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and
Section 9 of the Distribution Agreement.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 16. Exhibits.


 1(a)   --   Articles of Incorporation of the Registrant, dated April 29, 1992. (a)
 1(b)   --   Articles of Amendment to Articles of Incorporation of the Registrant, dated July 7, 1992. (a)
 1(c)   --   Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
 1(d)   --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 17,
             1994.(a)
 1(e)   --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 17,
             1994.(a)
 1(f)   --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 17,
             1999.(b)
 1(g)   --   Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 20,
             2000.(c)
 2      --   By-Laws of the Registrant. (a)
 3      --   Not applicable.
 4      --   Form of Agreement and Plan of Reorganization between the Registrant and Merrill Lynch Growth Fund.
             (d)
 5      --   Copies of instruments defining the rights of stockholders, including the relevant portions of the
             Articles of Incorporation, as amended, and the By-Laws of the Registrant.(e)
 6(a)   --   Management Agreement, as amended, between the Registrant and Merrill Lynch Investment Managers,
             L.P. (the "Manager").(c)
 6(b)   --   Sub-Advisory Agreement between the Manager and Merrill Lynch Asset Management U.K. Limited.(f)
 7      --   Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the
             "Distributor").(g)
 8      --   None.
 9(a)   --   Form of Custody Agreement between the Registrant and The Chase Manhattan Bank.(a)
 9(b)   --   Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(h)
10(a)   --   Form of Amended and Restated Class B Distribution Plan of the Registrant.(i)
10(b)   --   Form of Amended and Restated Class C Distribution Plan of the Registrant.(i)
10(c)   --   Form of Amended and Restated Class D Distribution Plan of the Registrant.(i)
10(d)   --   Merrill Lynch Select PricingSM System Plan pursuant to Rule l8f-3.(j)
11      --   Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant.
12      --   Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant and special tax counsel for
             Merrill Lynch Growth Fund.*
13      --   Not applicable.
14(a)   --   Consent of Ernst & Young LLP, independent auditors for the Registrant.
14(b)   --   Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Growth Fund.
15      --   Not applicable.
16      --   Power of Attorney.(k)
17(a)   --   Prospectus dated December 11, 2000, and Statement of Additional Information dated
             December 11, 2000, of the Registrant.
17(b)   --   Prospectus dated February 16, 2001, and Statement of Additional Information dated
             February 16, 2001, of Merrill Lynch Growth Fund.
17(c)   --   Annual Report to Stockholders of the Registrant for the year ended August 31, 2000.
17(d)   --   Semi-Annual Report to Stockholders of the Registrant for the six months ended February 28, 2001.
17(e)   --   Annual Report to Shareholders of Merrill Lynch Growth Fund for the year ended October 31, 2000.
17(f)   --   Semi-Annual Report to Shareholders of Merrill Lynch Growth Fund for the six months ended April 30, 2001.
17(g)   --   Form of Proxy.

---------------
     (a) Re-Filed on December 21, 1995, as an Exhibit to Post Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") pursuant to the Electronic Data Gathering Analysis and Retrieval ("Edgar") requirements.
     (b) Filed on December 1, 1999, as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement.
     (c) Filed on November 30, 2000, as an exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
     (d) Included as Exhibit I to the Proxy Statement and Prospectus contained in the Registration Statement.
     (e) Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and 6), Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement
     (f) Filed on December 23, 1996, as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
     (g) Incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40322), filed on July 5, 2000.
     (h) Incorporated by reference to Exhibit B to Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed December 14, 2000.
     (i) Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40322), filed on September 28, 2000.
     (j) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on January 25, 1996.
     (k) Included on the signature page of this Registration Statement.

*    To be filed by amendment.


Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.


                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 23rd day of July, 2001.

                                    Merrill Lynch Fundamental Growth Fund, Inc.
                                             (Registrant)

                                    By   /s/ TERRY K. GLENN
                                         --------------------------------------

                                         (Terry K. Glenn, President)


     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Alan J. Oster or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signatures                                         Title                               Date

           /s/ TERRY K. GLENN                      President and Director                          July 23, 2001
-------------------------------------------        (Principal Executive Officer)
            (Terry K. Glenn)


          /s/ DONALD C. BURKE                      Vice President and Treasurer                    July 23, 2001
-------------------------------------------        (Principal Financial
           (Donald C. Burke)                       and Accounting Officer)


             /s/ JOE GRILLS                         Director                                       July 23, 2001
-------------------------------------------
              (Joe Grills)


            /s/ WALTER MINTZ                        Director                                       July 23, 2001
-------------------------------------------
             (Walter Mintz)


       /s/ ROBERT S. SALOMON, JR.                   Director                                       July 23, 2001
-------------------------------------------
        (Robert S. Salomon, Jr.)


          /s/ MELVIN R. SEIDEN                      Director                                       July 23, 2001
-------------------------------------------
           (Melvin R. Seiden)



        /s/ STEPHEN B. SWENSRUD                     Director                                       July 23, 2001
-----------------------------------------------
         (Stephen B. Swensrud)


                                 EXHIBIT INDEX


Exhibit Number             Description
11       --                Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant
14(a)    --                Consent of Ernst & Young LLP, independent auditors for the Registrant.
14(b)    --                Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Growth Fund.
17(a)    --                Prospectus  dated  December 11,  2000,  and  Statement of Additional  Information  dated
                           December 11, 2000, of the Registrant.
17(b)    --                Prospectus  dated  February 16, 2001,  and  Statement of  Additional  Information  dated
                           February 16, 2001, of Merrill Lynch Growth Fund.
17(c)    --                Annual Report to Stockholders of the Registrant for the year ended August 31, 2000.
17(d)    --                Semi-Annual  Report to  Stockholders of the Registrant for the six months ended February
                           28, 2001.
17(e)                      Annual  Report to  Shareholders  of Merrill Lynch Growth Fund for the year ended October
                           31, 2000.
17(f)    --                Semi-Annual  Report to  Shareholders  of Merrill  Lynch  Growth  Fund for the six months ended April 30, 2001.
17(g)    --                Form of Proxy.